Exhibit 10.29

EXECUTION VERSION

LEASE BY AND BETWEEN

SDC WATERTOWN PARTNERS, LLC, AS LANDLORD

and

MARKFORGED, INC., AS TENANT

i

EXECUTION VERSION

i

EXECUTION VERSION

LEASE

THIS LEASE (the “Lease”) is dated as of the 18th day of January, 2017 and is entered into by and between Landlord and Tenant named below.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

REFERENCE, DEFINITIONS AND EXHIBITS

1.1          Definitions. Whenever used herein, the following terms shall have the following meanings:

Landlord:	SDC Watertown Partners, LLC,
a Delaware limited liability company

Landlord’s Address:	c/o KS Partners, LLC
150 East 58th Street
Suite 2000
New York, New York 10155

Landlord’s Managing Agent:	KS Partners, LLC
150 East 58th Street
Suite 2000
New York, New York 10155

Landlord’s Local Massachusetts Managing Agent:	KS Partners, LLC
130 New Boston Street
Suite 303
Woburn, MA 01801
Tel: 978-560-0560
Fax: 978-560-0561
www.kspartnersllc.com

EXECUTION VERSION

Tenant:	MarkForged, Inc., a Delaware corporation

Address of Tenant after Term Commencement Date:	85 School Street Watertown, MA

Broker:	Boston Realty Advisors Cushman & Wakefield KS Realty & Construction

Term Commencement Date:	June 1, 2017

Rent Commencement Date:	August 1, 2017

Original Lease Term:	Six (6) years and two (2) months from the Term Commencement Date (unless the same is earlier terminated or extended in accordance with the terms and conditions of this Lease).

Option to Extend Original Lease Term:	One (1) option to extend the Original Lease Term for five (5) years, in accordance with Article 20 hereof.

Lease Term:	The Original Lease Term, as the same may have been extended or earlier terminated, in accordance with the terms and conditions of this Lease.

Premises:	The approximately 32,000 square feet of rentable space, being the entire Building, as shown on the plan attached hereto as Exhibit A.

Building:	The building containing approximately 32,000 square feet of rentable space located on the Site. The Building is shown on the plan attached hereto as Exhibit B.

Site:	The site located in Watertown, Massachusetts, having an address of 85 School Street, and the Building and all improvements and other buildings now or hereafter located thereon (including, without limitation, all driveways, pavement, parking areas, landscaping, and utilities). A legal description of the boundaries of the Site is attached hereto as Exhibit C.

EXECUTION VERSION

Parking and Loading Docks:	See Section 2.1.

Permitted Uses:	Operation of a 3-D carbon fiber printing facility, and for no other purpose, subject in all cases to applicable Legal Requirements.

Lease Year:	Each of the successive periods of twelve (12) calendar months, beginning with the first day of the first month following the Term Commencement Date (or beginning with the Term Commencement Date, if that is the first day of a month), but if this Lease ends on a day other than the last day of a Lease Year (as defined above), the last Lease Year shall end on the termination date. If the Term Commencement Date is not the first day of a month, the first Lease Year shall include the number of days from the Term Commencement Date through the end of said month.

Tenant’s Proportionate Share:	100%

Base Year Real Estate Taxes:	The Real Estate Taxes (as defined in Section 3.2(a)(i) below) assessed for the tax fiscal year from July 1, 2016 through June 30, 2017 without giving effect to any tax abatement, credit, refund or other concession.

Base Year Operating Expenses:	The actual Operating Expenses (as defined in Section 3.3(a)(i) below) for the period from January 1, 2017 through December 31, 2017.

Landlord’s Mortgagee:	Any party holding a mortgage on the Site including, without limitation, the Premises, given as security for indebtedness owed by Landlord to the holder of the mortgage.

1.2          Effect of Reference to Definitions. Any reference in this Lease to any term defined above shall be deemed, to the extent possible, to mean and include all aspects of the definition set forth above for such term.

1.3          Exhibits. The exhibits listed in this Section and attached to this Lease are incorporated by reference and are a part of this Lease.

Exhibit A:	Plan of Premises
Exhibit B:	Site Plan Showing Building and Exclusive Parking Area
Exhibit C:	Legal Description of the Boundaries of the Site
Exhibit D:	Rules and Regulations
Exhibit E:	Form of Letter of Credit
Exhibit F:	Tenant’s Sign
Exhibit G:	Form of Notice of Lease

EXECUTION VERSION

ARTICLE 2

PREMISES, TERM AND COMMENCEMENT OF TERM

2.1         Premises. Landlord hereby leases to Tenant the Premises subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease and all easements, covenants and restrictions appurtenant thereto, if any. Tenant shall have the use, in common with others entitled thereto, of the roadways, driveways, parking areas, sidewalks and all other common areas serving the Building, all subject to reasonable rules and regulations promulgated by Landlord from time to time.

In addition, Tenant shall have the exclusive right to use up to eighty (80) parking spaces in the parking area serving the Building, as shown on Exhibit B attached hereto.

2.2         Term. TO HAVE AND TO HOLD the Premises for the Lease Term, commencing on the Term Commencement Date, subject to the terms, covenants, agreements and conditions contained in this Lease. Notwithstanding the foregoing, Landlord acknowledges and agrees that, commencing thirty (30) days prior to the Term Commencement Date (the “Early Access Date”), Tenant shall have access to the Premises for the purpose of installing fixtures, furniture, telephones and other equipment at the Premises; provided, however, that any such entry onto the Premises prior to the Term Commencement Date shall be subject to all of the terms and provisions of this Lease (except for Tenant’s obligation to pay Rent, which shall not be payable until the Rent Commencement Date); and further provided that Tenant shall not in any way interfere with the performance of Landlord’s Work (as defined herein) during such period of early access.

2.3         Condominium. Tenant hereby acknowledges that Landlord may determine to establish a condominium in which the Premises will be located. If Landlord determines to establish a condominium, then this Lease shall be subject and subordinate to all of the documents creating the condominium, provided that such documents shall be reasonable, shall not (i) adversely affect Tenant’s permitted use; (ii) decrease Tenant’s rights; and/or (iii) increase Tenant’s obligations hereunder, excepting any increase of Real Estate Taxes as a result of establishment of the condominium. To the extent that under the condominium documents it is the obligation of the condominium and not of the unit owner to maintain any portion of the Building or the Site, to provide restoration in case of fire, casualty or taking or to provide any insurance for, or services to, the Building or the Site, then notwithstanding anything in this Lease to the contrary, Landlord’s sole obligation with respect thereto shall be to enforce its rights under the condominium documents to obligate the condominium to provide such insurance or services or to perform such maintenance or restoration.

EXECUTION VERSION

ARTICLE 3

RENT, ITS DETERMINATION, COMMENCEMENT AND METHOD OF PAYMENT

3.1         Base Rent. Tenant covenants and agrees to pay, during the Lease Term, to Landlord, or to such other person as Landlord by written notice instructs Tenant to make such payments for Landlord’s benefit and account, without demand (except as otherwise herein specifically provided), at the Address of Landlord set forth in Section 1.1 or at such other place as Landlord may by written notice to Tenant direct, commencing with the Term Commencement Date, Base Rent, as follows:

Period	Annual Base Rent	Monthly Installment of Base Rent
June 1, 2017 to July 31, 2017	$0.00	$0.00
August 1, 2017 to May 31, 2018	$723,110.00	$60,259.17
June 1, 2018 to May 31, 2019	$944,000.00	$78,666.67
June 1, 2019 to May 31, 2020	$976,000.00	$81,333.33
June 1, 2020 to May 31, 2021	$1,008,000.00	$84,000.00
June 1, 2021 to May 31, 2022	$1,040,000.00	$86,666.67
June 1, 2022 to May 31, 2023	$1,072,000.00	$89,333.33
June 1, 2023 to July 31, 2023	$1,104,000.00	$92,000.00

The rent shall be paid on the first day of each full calendar month of the Lease Term, and pro rata for any portion of a calendar month included at the beginning or end of the Lease Term, 1/30 of a monthly payment being due for each day of a partial month, payable on the first day of such month or partial month. During the period between the Term Commencement Date and the Rent Commencement Date, Tenant shall be responsible for payments of Additional Rent as set forth in Section 3.3 below.

3.2         Additional Rent – Real Estate Taxes. In addition to the Base Rent, during the Lease Term, Tenant shall also pay to Landlord, as Additional Rent, Tenant’s Proportionate Share of all Real Estate Taxes in excess of Base Year Real Estate Taxes (“Tenant’s Tax Obligation”) as provided in this Section 3.2.

(a)          For the purposes of this Section 3.2, the following words and terms shall have the following meaning:

(i)          “Real Estate Taxes” shall mean all taxes including real estate taxes (which term shall include payments in lieu of real estate taxes), assessments, levies, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time during the Lease Term may be assessed, levied, confirmed, imposed upon, or may become due and payable out of or in respect of, or become a lien upon, all or any portion of the Site (including, without limitation, all improvements thereto) other than: (A) municipal, state and federal income taxes (if any) assessed against Landlord; or (B) municipal, state or federal capital levy, gift, estate, succession, inheritance or transfer taxes of Landlord; or (C) corporation excess profits or franchise taxes imposed upon any corporate owner of the Site, provided, however, that if at any time during the Lease Term the methods of taxation prevailing at the commencement of the Lease Term shall be altered so that in lieu of, as a substitute for, or in addition to, the whole or any part of the taxes, assessments, levies or charges now levied, assessed or imposed on real estate and the improvements thereon (other than as specifically excepted in (A), (B) or (C) above), there shall be levied, assessed and imposed a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom, or measured by or based in whole or in part upon the Site and imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based, shall be deemed to be included within the term “Real Estate Taxes” for the purposes hereof. In addition to the foregoing, the term “Real Estate Taxes” shall include any new tax of a nature not presently in effect, but which may be hereafter levied, assessed, or imposed upon Landlord or all or any portion of the Site, if such tax shall be based on or arise out of the ownership, use or occupation of all or any portion of the Site.

EXECUTION VERSION

(ii)          “Tax Year” shall mean the twelve-month period commencing July 1st, and each twelve-month period commencing on an anniversary of said date during the Lease Term.

(iii)         “Tax Statement” shall mean a statement setting forth in reasonable detail the amount payable by Tenant with respect to Real Estate Taxes for any Tax Year.

(b)          Landlord shall bill Tenant monthly, on an estimated basis, for Tenant’s Tax Obligation. Within one hundred twenty (120) days after the close of each Tax Year during the Lease Term, Landlord shall render an annual bill (i.e., a Tax Statement) for such Tax Year, which annual bill shall make appropriate adjustment as may be necessary to reflect Tenant’s Tax Obligation based on the actual Real Estate Taxes during such Tax Year, including, without limitation, any refund that may be due to Tenant, to be taken as a credit against future payments of Additional Rent due hereunder.

(c)          Any bills for Tenant’s Tax Obligation shall be due at the same time and in the same manner as the next monthly installment of Base Rent is due pursuant to Section 3.1, or if the Lease Term has terminated or expired, within ten (10) days after receipt of such bill.

(d)          Appropriate credit against any Tenant’s Tax Obligation shall be given for any refund obtained by reason of a reduction in any Real Estate Taxes by the courts or other governmental agency responsible therefor. The original computation of Tenant’s Tax Obligation, as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this Section 3.2 shall be based on the original assessed valuations, with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authority. Expenditures for legal fees and for other similar or dissimilar expenses incurred in obtaining the tax refund shall be charged against the tax refund before the adjustments are made for any Tax Year. In no event shall Tenant be entitled to receive a credit against Tenant’s Tax Obligation for any Tax Year in an amount greater than Tenant’s Tax Obligation for such Tax Year.

(e)           If the Term Commencement Date or the expiration or earlier termination of the Lease Term occurs in the middle of a Tax Year, Tenant shall be liable for only that portion of Tenant’s Tax Obligation in respect of said Tax Year represented by a fraction, the numerator of which is the number of days of the herein Lease Term which falls within said Tax Year, and the denominator of which is three hundred sixty-five (365).

EXECUTION VERSION

(f)         In the event the first day of the Tax Year in the City of Watertown should be changed after the Term Commencement Date to a day other than July 1 so as to change the twelve (12) month period comprising a Tax Year, in determining Tenant’s Tax Obligation with respect to Real Estate Taxes payable for the period between July 1 and such changed first day of the Tax Year, Tenant’s Tax Obligation shall be multiplied by a fraction, the numerator of which shall be the number of days elapsing during such period, and the denominator of which shall be three hundred sixty-five (365).

(g)        Any obligation of Tenant under this Section 3.2 which shall not have been paid at the expiration of the Lease Term shall survive such expiration and shall be paid when and as the amount of same shall be determined to be due.

3.3         Additional Rent – Operating Expenses. In addition to the Base Rent, during the Lease Term, Tenant shall also pay to Landlord, as Additional Rent, Tenant’s Proportionate Share of all Operating Expenses in excess of Base Year Operating Expenses (“Tenant’s Operating Expense Obligation”), as provided in this Section 3.3.

(a)         For the purposes of this Section 3.3, the following words and terms shall have the following meaning:

(i)           “Operating Expenses” shall mean the aggregate expenses incurred by Landlord in the operation, maintenance and management of the Site (including, without limitation, the Building, parking areas and other improvements thereon) during the Lease Term including, without limitation, the following: (A) utilities supplied to the Site (to the extent the same are not being paid directly by Tenant); (B) compensation and “fringe” benefits for employees below the grade of Director of Property Management or contractors engaged on a full-time basis in connection with servicing the Site and payroll taxes, workmen’s compensation insurance premiums and similar costs with respect thereto, and an appropriate portion of same with respect to employees or contractors on a part-time basis; (C) all insurance obtained by Landlord relating to or otherwise in connection with its ownership or the operation, rental, or management of the Site, the foregoing to include without limitation any liability insurance, rent loss insurance, and any other insurance required by Landlord’s Mortgagee; (D) services obtained for the benefit of the Site (including, without limitation, snow removal and grounds maintenance); (E) repairs, replacement, repainting, maintenance, supplies and the like for the Site; (F) management fees equal to three percent (3%) of gross rentals from the Building per annum; (G) legal fees and expenses, and any consulting fees and expenses in connection with any reduction of any Operating Expenses or Real Estate Taxes; (H) auditing fees and expenses; (I) to the extent that any of such Operating Expenses are required to be capitalized under federal income tax law, the same shall be amortized over their useful life in accordance with generally accepted accounting principles, and the amortized portion thereof, for the period falling within the Lease Term, together with reasonable interest, shall be included in “Operating Expenses;” and (J) the fair and equitable allocable portion to the Building and/or the Site (as reasonably determined by Landlord, using commercially reasonable methods of calculation) of any costs and expenses related to the maintenance, repair, replacement, restoration, alteration, paving, re-paving, patching, snowplowing, de-icing, sanding, policing, lighting and landscaping of the common driveways and other common areas on the Site (the “Site Expenses”). The method currently used by Landlord for allocating Site Expenses, which the parties agree is commercially reasonable, is to allocate the costs for services provided for the benefit of either all or a portion of the buildings at the Site (the “Benefited Buildings”) to only the Benefited Buildings, on a pro rata basis where the numerator is the size of the building and the denominator is the size of all the Benefited Buildings. The Site Expenses shall not duplicate any items in the Building Operating Expenses, and shall not include any expenses for services provided exclusively to and paid for exclusively by any building on the Site.

EXECUTION VERSION

The following items shall be excluded from “Operating Expenses” except as specifically provided above: (A) principal or interest payments on any mortgages or other financing arrangements, (B) leasing commissions, (C) depreciation for the Site; (D) capital expenditures, as defined under generally accepted accounting principles (other than the portion to be included in Operating Expenses as described in subsection (I) above); (E) ground rent under ground leases; (F) utility charges payable by Tenant directly to the applicable provider, (G) any costs, fines or penalties incurred due to violations by Landlord of any Legal Requirements provided that such violation is not caused, directly or indirectly, by any act or omission of Tenant or any employee, agent, contractor, subcontractor, customer or business invitee of Tenant; (H) costs covered by a guarantee or warranty; and (I) marketing costs.

(ii)          “Computation Year” shall mean each calendar year beginning with calendar year 2018.

(iii)         “Operating Expense Statement” shall mean a statement setting forth in reasonable detail the amount payable by Tenant with respect to Operating Expenses for any Computation Year.

(b)          Landlord shall bill Tenant monthly, on an estimated basis, for Tenant’s Operating Expense Obligation. Any estimated bill need not include all of the items mentioned in Section 3.3(a)(i). Within one hundred twenty (120) days after the close of each Computation Year during the Lease Term, Landlord shall render an annual bill for such year which annual bill shall make all adjustments as may be necessary to reflect actual changes during that year including, without limitation, any refund that may be due to Tenant, to be taken as a credit against future payments of Additional Rent due hereunder. All bills for Tenant’s Operating Expense Obligation shall be due at the same time and in the same manner as the next monthly installment of Base Rent is due pursuant to Section 3.1, or if the Lease Term has terminated or expired, within ten (10) days of receipt of such bill.

(c)           If the Term Commencement Date or the expiration or earlier termination of the Lease Term occurs in the middle of a Computation Year, Tenant shall be liable for only that portion of Tenant’s Operating Expense Obligation in respect of such Computation Year represented by a fraction, the numerator of which is the number of days of the herein term which falls within the Computation Year, and the denominator of which is three hundred sixty-five (365).

(d)           Any obligation of Tenant under this Section 3.3 which shall not have been paid at the expiration of the Lease Term shall survive such expiration and shall be paid when and as the amount of same shall be determined to be due.

EXECUTION VERSION

(e)           If (i) occupancy during any Computation Year is less than one hundred percent (100%), and/or (ii) any utilities for any occupied space in the Building are directly billed to the occupant thereof, then Operating Expenses for such Computation Year shall be “grossed up” to that amount of Operating Expenses that, using reasonable projections, would normally be expected to be incurred during such Computation Year if the Building were one hundred percent (100%) occupied during such Computation Year, and/or the utilities in question had not been directly billed for such period, as determined under generally accepted accounting principles consistently applied. Only those components of Operating Expenses that are affected by variations in occupancy levels shall be “grossed up” in accordance herewith. In addition, in the event that, during any Computation Year, any component of Operating Expenses included in Operating Expenses for the Base Year is no longer incurred by Landlord, then for purposes of determining Tenant’s Operating Expense Obligation on and after such discontinuance, Operating Expenses for the Base Year shall be recalculated to subtract the amount of such component.

3.4         Rent. References in this Lease to “Rent” or “rent” shall be deemed to include both Base Rent and Additional Rent when the context so allows. All monetary obligations of Tenant under this Lease, except for the obligation to pay Base Rent, shall be deemed obligations to pay Additional Rent, unless such presumption is repugnant to the context.

3.5         Independent Covenants. Each covenant, agreement, obligation and/or other provision in this Lease to be performed on Tenant’s part shall be deemed and construed to be a separate and independent covenant of Tenant and not dependent on any other provision of this Lease. Tenant acknowledges and agrees that its covenant to pay Base Rent, Additional Rent and other sums payable under this Lease, and to observe, perform and comply with any other obligations of Tenant under this Lease, is independent of Landlord’s obligations under this Lease, and that in the event that Tenant shall have a claim against Landlord, Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any Base Rent, Additional Rent or other sums payable under this Lease, it being understood that Tenant’s sole remedy for recovering upon such claim shall be to bring an independent legal action against Landlord.

ARTICLE 4

SECURITY DEPOSIT

4.1         Security Deposit. Upon the execution and delivery of this Lease, Tenant shall deliver to Landlord a security deposit in the amount of Three Hundred Thirty-Six Thousand and 00/100 Dollars ($336,000.00) (the “Security Deposit”). Landlord shall hold the same throughout the Lease Term as security for the performance by Tenant of all obligations on the part of Tenant hereunder. Landlord shall have the right from time to time, without prejudice to any other remedy Landlord may have on account thereof, to apply such Security Deposit, or any part thereof, to Landlord’s damages arising from, or to cure, any default by Tenant of its obligations hereunder beyond the expiration of any applicable grace periods. If Landlord shall so apply any or all of such Security Deposit, Tenant shall immediately upon demand deposit with Landlord the amount so applied to be held as security hereunder. Landlord shall return the Security Deposit, or so much thereof as shall have theretofore not been applied in accordance with the terms of this Section 4.1, to Tenant on the expiration or earlier termination of the Lease Term and the surrender of possession of the Premises by Tenant to Landlord at such time, provided that there is then existing no default of Tenant (nor any circumstance which, with the passage of time or the giving of notice, or both, would constitute a default of Tenant). While Landlord holds such Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord’s other funds. If Landlord conveys Landlord’s interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord’s grantee, and, if so turned over, Tenant agrees to look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this Section 4.1, and the return thereof in accordance herewith. Landlord’s Mortgagee shall not be responsible to Tenant for the return or application of any such Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such Mortgagee.

EXECUTION VERSION

4.2         Reduction of Security Deposit. Notwithstanding any other provision of this Article 4, the Security Deposit shall automatically be reduced in accordance with the following schedule (the “Reduction”) provided that no monetary Event of Default has occurred hereunder prior to the date of such Reduction:

Date of Reduction	Amount of Reduction	Remaining Balance
First anniversary of the Rent Commencement Date	$168,000.00	$168,000.00
Second anniversary of the Rent Commencement Date	$84,000.00	$84,000.00

The Reduction set forth above shall automatically be applied to the next monthly installment of Base Rent then due and payable under this Lease. In the event that the Security Deposit is provided via a Letter of Credit pursuant to Section 4.3 below, and Tenant is entitled to the Reduction, Landlord agrees to return the existing Letter of Credit upon the availability of a replacement Letter of Credit (each, a “Replacement Letter of Credit”) satisfying the requirements of Section 4.3 below, such Replacement Letter of Credit to be in the amount of the applicable Remaining Balance set forth above.

4.3         Letter of Credit. At Tenant’s option, Tenant’s obligation to provide the Security Deposit in accordance with this Article 4 may be satisfied by Tenant delivering to Landlord, simultaneously with the execution of this Lease, an Irrevocable Standby Letter of Credit (the “Original Letter of Credit”) which shall be (1) in the form attached hereto as Exhibit E; (2) issued by a bank reasonably acceptable to Landlord upon which presentation may be made in Boston, Massachusetts; (3) in the amount of Three Hundred Thirty-Six Thousand and 00/100 Dollars ($336,000.00); and (4) for a term of one (1) year, subject to the provisions of this Section 4.2. The Original Letter of Credit and any Replacement Letter(s) of Credit, Substitute Letter(s) of Credit and Additional Letter(s) of Credit (as such terms are defined hereinbelow) are referred to herein collectively and respectively as the “Letter of Credit.”

              The Letter of Credit shall be automatically renewable in accordance with terms of Exhibit E; provided, however, that Tenant shall be required to deliver to Landlord a new letter of credit satisfying the conditions set forth in this Section 4.2 (the “Substitute Letter of Credit”) on or before the date thirty (30) days prior to the expiration of the term of the Letter of Credit then in effect if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period pursuant thereto.

EXECUTION VERSION

In the event that Tenant is in default, beyond the expiration of any applicable grace periods, of its obligations under this Lease, then Landlord shall have the right, at any time after such event to (1) draw down from said Letter of Credit the amount necessary to cure such default; or (2) if such default cannot reasonably be cured by the expenditure of money, to exercise all rights and remedies Landlord may have on account of such default and to draw down from said Letter of Credit the amount which is necessary to satisfy Tenant’s liability on account thereof. In the event of any such draw by Landlord, Tenant shall, within fifteen (15) business days of written demand therefor, deliver to Landlord an additional Letter of Credit satisfying the foregoing conditions (the “Additional Letter of Credit”), except that the amount of such Additional Letter of Credit shall be the amount of such draw. Failure by Tenant to timely deliver to Landlord such Additional Letter of Credit shall be a default not susceptible of cure, entitling Landlord to exercise any and all remedies hereunder on account thereof.

In the event Tenant fails timely to deliver to Landlord a Substitute Letter of Credit. then Landlord shall have the right, at any time after such event, without giving any further notice to Tenant, to draw down the Letter of Credit and to hold the proceeds thereof (the “Security Proceeds”) in accordance with this Section 4.2. If Landlord draws down the Letter of Credit pursuant to this Section, then:

(1)          Such draw and Landlord’s right to hold the Security Proceeds pursuant to this Section shall be Landlord’s sole remedy based on Tenant’s failure to timely deliver a Substitute Letter of Credit as required hereunder; and

(2)          Upon the expiration or prior termination of the Lease Term, Landlord shall return to Tenant any Security Proceeds then being held by Landlord, to the extent that any such Security Proceeds exceed the amounts then due from Tenant to Landlord.

To the extent that Landlord has not previously drawn upon any Letter of Credit or Security Proceeds (collectively, the “Collateral”) held by Landlord, and to the extent that Tenant is not otherwise in default of its obligations under this Lease as of the expiration of the Lease Term, Landlord shall return such Collateral to Tenant at the expiration of the Lease Term.

ARTICLE 5

UTILITIES AND SERVICES

5.1         Tenant’s Obligations. The Premises shall be separately metered for all utilities, including without limitation: (i) electricity consumed in the Premises, which shall include, without limitation, electrical service for lights, plugs and the heating, ventilating and air conditioning service (“HVAC”); (ii) water/sewer service; and (iii) telephone, internet and other communications services. Tenant shall contract with and pay the provider of all such utilities services directly. As set forth in Section 3.3(a)(i), the costs of all utilities supplied to the Site but not exclusively serving the Premises shall be included in Operating Costs and Tenant shall pay its pro rata share thereof, as reasonably calculated by Landlord in accordance with said Section 3.3(a)(i), as part of Tenant’s Operating Expense Obligation. Landlord shall be under no obligation to furnish any utilities or services to the Premises and shall not be liable for any interruption or failure in the supply of any such utilities or services to the Premises.

EXECUTION VERSION

5.2          Landlord’s Services. Landlord, during the Lease Term, shall provide the following services, the cost of which shall be included in the Operating Expenses:

(a)           the repair, maintenance and replacement (when necessary or appropriate) of the structural components of the Premises and the Building, including the roof, foundation, exterior and load bearing walls and exterior glass, and all mechanical systems serving the Premises (including the HVAC system, electrical system, hot water system and plumbing system, but excluding any Tenant’s Additional HVAC System maintained by Tenant under Section 7.3 below), but specifically excluding all interior glass; provided that Landlord shall not be liable for damages caused by its failure to make any such repairs as required under this Section 5.2 except to the extent caused by the negligence or misconduct of Landlord, or its agents, servants, employees or contractors;

(b)           the maintenance of the landscaping on the Site;

(c)           the maintenance and repair of the parking area located on the Site;

(d)           the removal of snow and ice from the parking areas, driveways and walkways located on the Site;

(e)           the insurance which Landlord is required to maintain on the site pursuant to Article 6 below;

(f)            the management of the Site; and

(g)           the maintenance, repair and replacement of exterior lighting on the Site; and

(h)           janitorial services for the Premises on each Monday through Friday, excluding legal holidays.

5.3         Access and Security. Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks per year. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for security for the Premises.

ARTICLE 6

INSURANCE

6.1         Required Coverage. Tenant covenants and agrees with Landlord that during the Lease Term the following insurance shall be obtained by Tenant and carried at Tenant’s sole expense:

(i)           Tenant’s comprehensive public liability insurance insuring and indemnifying Tenant, Landlord, and Landlord’s Mortgagee against liability for injury to persons and damage to property which may be claimed to have occurred upon the Premises or the sidewalks, ways and other real property adjoining said Premises or as a result of Tenant’s operation of the Permitted Use within the Premises and covering all Tenant’s obligations under this Lease and with limits at least equal to $2,000,000.00 per occurrence and $2,000,000.00 in the aggregate, or such higher limits in any case as may reasonably be required in case of increase in risk or as may be customarily carried in Massachusetts by prudent occupants of similar property, as determined by Landlord in its reasonable discretion.

EXECUTION VERSION

(ii)           Workmen’s Compensation covering all Tenant’s employees, contractors and agents working on the Premises.

(iii)          Casualty insurance against damage to or loss of any and all trade fixtures and equipment (including without limitation, all laboratory equipment, vents, hoods, etc.) installed by Tenant in the Premises during the Lease Term, in an amount at least equal to the replacement cost of such trade fixtures and equipment;

(iv)         Such additional insurance (including, without limitation, rent loss insurance) as Landlord or Landlord’s Mortgagee shall reasonably require, provided that such insurance is in an amount and of the type customarily carried in Massachusetts by prudent occupants of similar property.

6.2         Writing and Disposition of Insurance Policies. All insurance required under Section 6.1 above shall be written with companies reasonably satisfactory to Landlord and in forms customarily in use from time to time in the Greater Boston area, and shall cover the entirety of the Premises and all trade fixtures and equipment (including without limitation, all laboratory equipment, vents, hoods, etc.) located therein, notwithstanding that various clients of Tenant shall be occupying portions of the Premises, as permitted pursuant to Article 11 below. Tenant shall furnish Landlord with duplicates of said policies, and said policies shall (i) name Landlord and Landlord’s Mortgagee as additional insureds, as their respective interests may appear, and (ii) provide that the coverage thereunder may not lapse or be canceled without thirty (30) days prior written notice to Landlord, Landlord’s Mortgagee and Tenant.

6.3         Mutual Waiver of Subrogation. Landlord and Tenant each hereby releases the other, its officers, directors, employees and agents, from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property covered by valid and collectible insurance, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. However, this release shall be applicable and in force and effect only with respect to loss or damage (a) actually recovered from an insurance company and (b) occurring during such time as the releasor’s insurance policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Landlord and Tenant each agrees that any fire and extended coverage insurance policies will include such a clause or endorsement as long as the same shall be obtainable without extra costs, or, if extra cost shall be charged therefor, so long as the other party pays such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other party and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

6.4         Blanket Policies. Nothing contained herein shall prevent Tenant from taking out insurance of the kind and in the amounts provided for herein under a blanket insurance policy or policies covering properties other than the Premises, provided however, that any such policy or policies of blanket insurance (a) shall specify therein, or Tenant shall furnish Landlord with the written statement from the insurers under such policy or policies, specifying the amount of the total insurance allocated to the Premises, which amounts shall not be less than the amounts required herein, and (b) amounts so specified shall be sufficient to prevent any of the insureds from being a co-insurer within the terms of the applicable policy or policies, and provided further, however, that any such policy or policies of blanket insurance shall, as to the Premises, otherwise comply as to endorsements and coverage with the provisions herein.

EXECUTION VERSION

6.5         Landlord’s Insurance Covenant. Landlord covenants and agrees that, during the Lease Term, it shall obtain all risk insurance against damage by fire or other casualty in an amount at least equal to the replacement cost of the Premises as determined from time to time by Landlord or (at Landlord’s election or upon Tenant’s request) by appraisal made at the expense of Tenant by an accredited insurance appraiser approved by Landlord. Tenant’s Proportionate Share of the cost of such insurance shall be paid by Tenant as an Operating Expense.

ARTICLE 7

TENANT’S ADDITIONAL COVENANTS

Tenant covenants and agrees during the Lease Term and such further time as Tenant occupies the Premises or any part thereof:

7.1         Performing Obligations. To perform fully, faithfully and punctually all of the obligations of Tenant set forth in this Lease; and to pay when due Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

7.2         Use. To use the Premises only for the Permitted Uses, and for no other purposes.

7.3         Maintenance and Repair. At Tenant’s expense, and except for reasonable wear and tear and damage from fire or other casualty, to keep the interior of the Premises, including, without limitation, all interior glass, in good order, repair and condition, and to arrange for, or enter into contracts regarding the provision of such services as are necessary to do so, and to keep the Premises in as good condition, order and repair as the Premises are at the Term Commencement Date or such better condition as the Premises thereafter may be put, reasonable wear and use and damage by fire or other casualty only excepted, it being understood that the foregoing exception for reasonable wear and use shall not relieve Tenant from the obligation to keep the Premises in good order, repair and condition. Tenant further agrees to maintain and repair any HVAC system installed by or at the request of Tenant during the Lease Term (“Tenant’s Additional HVAC System”) and, when necessary, at its own cost and expense, to replace the major components of such system including, without limitation, the units themselves, the compressor, and the fan motor. Tenant shall have Tenant’s Additional HVAC System inspected by a reputable contractor and pursuant to an on-site service contract reasonably satisfactory to Landlord and shall immediately make any repairs as necessary. Landlord reserves the right, upon notice to Tenant, to implement a preventative maintenance program for Tenant’s Additional HVAC System at Tenant’s expense. Tenant shall provide copies of all inspection reports and all invoices evidencing any repairs to Landlord not less frequently than every six (6) months during the Lease Term.

EXECUTION VERSION

7.4         Compliance with Laws. At Tenant’s sole cost and expense, to comply promptly with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officials, foreseen and unforeseen, ordinary as well as extraordinary, which may be applicable to the Premises or to Tenant’s use, occupancy or presence in or at the Premises or the Site, including without limitation the Americans with Disabilities Act “ADA”) and all municipal regulations and bylaws governing the specific use of the Premises as set forth in Section 1.1 above (“Legal Requirements”), except that Tenant may defer compliance so long as the validity of any such Legal Requirement shall be contested by Tenant in good faith and by appropriate legal proceedings, and:

(i)           If by the terms of such Legal Requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Premises or Site and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding, or

(ii)          If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord to criminal liability or fine, and Tenant (a) furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of such contest or delay, and (b) prosecutes the contest with due diligence; and

(iii)         Such delay in compliance will not constitute a default by Landlord under any lease, mortgage or other agreement, will not affect the use of all or any portion of the Site by Landlord or any tenant of the Site, and will not affect the sale, leasing, or refinancing of all or any portion of the Site.

Notwithstanding anything to the contrary contained herein, Landlord hereby agrees that the Premises shall comply with the ADA as of the Term Commencement Date.

7.5         Payment for Tenant’s Work. To pay promptly when due the entire cost of any work at or on the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials; promptly to clear the record of any notice of any such lien; to procure all necessary permits and before undertaking such work; to do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

7.6         Indemnity. To save Landlord harmless and indemnified from, and to defend Landlord against, all injury, loss, claims or damage (including reasonable attorneys’ fees) to any person or property while on the Premises unless arising from any omission, fault, negligence or other misconduct of Landlord, or its agents, servants, employees, or contractors; and to save Landlord harmless and indemnified from, and to defend Landlord against, all injury, loss, claims or damage (including reasonable attorneys’ fees) to any person or property anywhere occasioned by any act, omission, neglect or default of Tenant or Tenant’s agents, servants, employees, contractors, guests, invitees or licensees.

EXECUTION VERSION

7.7         Personal Property at Tenant’s Risk. That all personal property, equipment, inventory and the like from time to time upon the Premises shall be at the sole risk of Tenant; and that Landlord shall not be liable for any damage which may be caused to such property or the Premises or to any person for any reason including, without limitation, the bursting or leaking of or condensation from any plumbing, cooling or heating pipe or fixture.

7.8         Payment of Landlord’s Cost of Enforcement. To pay on demand Landlord’s expenses, including reasonable attorneys’ fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease, provided that Landlord is successful in enforcing such obligation or has a right under this Lease to cure such default.

7.9         Yield Up. At the termination of this Lease, peaceably to yield up the Premises clean and in good order, repair and condition and in compliance with all applicable Legal Requirements, reasonable wear and tear and damage by fire or casualty excepted, and to deliver to Landlord all keys to the Premises or any part thereof. Any alteration, addition or improvement in, on, or to the Premises made or installed by Tenant shall become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term, at which time title shall pass to Landlord under this Lease as if by a bill of sale, unless Landlord elects otherwise and notifies Tenant to remove any such tenant improvements at any time prior to the expiration of the Lease Term. Notwithstanding the foregoing, any and all trade equipment (including but not limited to manufacturing and processing equipment), trade fixtures, furniture, data lines, inventory and business equipment shall remain Tenant’s property and shall be removed by Tenant at the expiration or earlier termination of this Lease. Upon demand by Landlord, Tenant shall remove, at Tenant’s sole cost and expense, forthwith and with all due diligence (but in any event prior to the expiration or earlier termination of the Lease Term), any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises or the Building or the Site caused by such removal. In the event Tenant fails so to remove any such alterations, additions and improvements or fails to repair any such damage to the Premises, the Building or the Site, Landlord may do so and collect from Tenant the cost of such removal and repair in accordance with Section 7.8 hereof.

7.10       Rights of Mortgagees.

(i)          This Lease shall be subordinate to any mortgage, deed of trust or ground lease or similar encumbrance (collectively, a “Mortgage”) from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, unless Landlord’s Mortgagee shall elect otherwise. If this Lease is subordinate to any Mortgage and Landlord’s Mortgagee or any other party shall succeed to the interest of Landlord pursuant to the Mortgage (such Mortgagee or other party, a “Successor”), at the election of the Successor, Tenant shall attorn to the Successor and this Lease shall continue in full force and effect between the Successor and Tenant. Not more than fifteen (15) days after Landlord’s written request, Tenant agrees to execute such instruments of subordination or attornment in confirmation of the foregoing agreement as the Successor reasonably may request, and Tenant hereby appoints the Successor as Tenant’s attorney-in-fact to execute such subordination or attornment agreement upon Tenant’s failure timely to comply with the Successor’s request. Notwithstanding the foregoing, if this Lease is subordinate to a Mortgage as aforesaid, then Landlord shall use commercially reasonable efforts to obtain the written agreement of Landlord’s Mortgagee that, subject to such reasonable qualifications as such Mortgagee may impose, in the event that Landlord’s Mortgagee or any other party shall succeed to the interest of Landlord hereunder pursuant to such Mortgage, so long as no Event of Default exists hereunder, Tenant’s right to possession of the Premises shall not be disturbed and Tenant’s other rights hereunder shall not be adversely affected by any foreclosure of such Mortgage. For purposes hereof, the term “commercially reasonable efforts” shall not include the payment of any sum of money or the consent to less favorable terms and conditions with respect to the obligations or indebtedness secured or created by the Mortgage. In the event that, despite using commercially reasonable efforts, Landlord is unable to obtain such an agreement, then this Lease nonetheless shall be subordinate as aforesaid.

EXECUTION VERSION

(ii)         With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and, except as aforesaid, such holder shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises. In no event shall the acquisition of Landlord’s interest in the Site by a purchaser which, simultaneously therewith, leases Landlord’s entire interest in the Site back to the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord’s obligations hereunder, but Tenant shall look solely to such seller lessee, and its successors from time to time in title, for performance of Landlord’s obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser. For all purposes, such seller lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord’s position shall have been assumed by such purchaser lessor. Except as provided herein, in the event of any transfer of title to the Site by Landlord, Landlord shall thereafter be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder.

(iii)        Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any mortgage holder whose address has been given to Tenant, and affording such mortgage holder a reasonable opportunity to perform Landlord’s obligations hereunder. Notwithstanding any such attornment or subordination of a mortgage to this Lease, the holder of any mortgage shall not be liable for any acts of any previous landlord, shall not be obligated to install any tenant improvements, and shall not be bound by any amendment to which it did not consent in writing nor any payment of rent made more than one month in advance.

7.11       Estoppel Certificates. From time to time, upon not less than fifteen (15) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord, for delivery to a prospective purchaser or mortgagee of the Premises or the Site or to any assignee of any mortgage of the Premises or the Site, a statement in writing certifying: (a) that this Lease is unamended (or, if there have been any amendments, stating the amendments); (b) that it is then in full force and effect, if that be the fact; (c) the dates to which Rent and any other payments to Landlord have been paid; (d) any defenses, offsets and counterclaims which Tenant, at the time of the execution of said statement, believes that Tenant has with respect to Tenant’s obligation to pay Rent and to perform any other obligations under this Lease or that there are none, if that be the fact; and (e) such other data as may reasonably be requested. Any such statement may be relied upon by such prospective purchaser or mortgagee of the Premises, or portion thereof, or any assignee of any mortgagee of the Premises, or portion thereof.

EXECUTION VERSION

7.12       Nuisance. At all times during the Lease Term and such further time as Tenant occupies the Premises, not to injure, overload, deface or otherwise harm the Premises; nor commit any nuisance; nor to do or suffer any waste to the Premises; nor permit the emission of any objectionable noise or odor outside of the Building; nor make any use of the Premises which is improper, or contrary to any Legal Requirement or which will invalidate any insurance policy covering the Premises or any portion thereof, including, without limitation, the handling, storage and disposal of any hazardous material. Notwithstanding anything herein to the contrary, Landlord hereby warrants and represents that the floor load of the first floor of the Premises shall be adequate to support the Haas SL-10 Computer Numerical Controlled Lathe and the Fanuc Robodrill αD21MiA5 currently utilized by Tenant in its business operations (“Tenant’s Equipment”).

7.13       Changes and Alterations. Except as otherwise explicitly set forth herein, Tenant shall have no authority, without the express written consent of Landlord, to alter, remodel, reconstruct, demolish, add to, improve or otherwise change the Premises, except that Tenant shall have such authority, without the consent of Landlord, to make repairs to the Premises and do such things as are appropriate to comply with the obligations imposed on Tenant under other provisions of this Lease.

              Tenant shall not construct or permit any alterations, installations, additions or improvements including any exterior signs (“Alterations”) to the Premises or the Building without having first submitted to Landlord plans and specifications therefor for Landlord’s approval, which approval shall not be unreasonably withheld or delayed provided that:

(i)          if the improvement involves a sign or will otherwise be visible from the exterior, then the improvement must be compatible with the architectural and aesthetic qualities of the Premises and the Site; and

(ii)         the improvement must be non-structural and have no effect on the plumbing, heating and cooling, mechanical, electrical or other systems or services in the Premises or the Building, and the improvement (except for signs) must be entirely within the Premises; and

(iii)        the change, when completed, will not adversely affect the value of the Premises or the Site; and

(iv)        Tenant demonstrates to Landlord’s satisfaction that the improvement will be made in accordance with all applicable Legal Requirements, using good quality materials and good quality construction practices, and will not result in any liens on the Premises; and

EXECUTION VERSION

(v)         as soon as such work is completed, Tenant will have prepared and provide Landlord with “as-built” plans (in form acceptable to Landlord) showing all such work; and

(vi)        Tenant will comply with any rules or requirements reasonably promulgated by Landlord in connection with the doing of any work, and if requested by Landlord, Tenant will obtain and maintain Builder’s Risk insurance in connection with such work.

Tenant shall have the right to make minor alterations from time to time in the Premises without obtaining Landlord’s prior written consent therefor, provided that all of such work conforms to all of the above requirements in all respects, and further provided that Tenant provides Landlord with a written description of such work (and such other data as Landlord may request) prior to commencing any such alteration, and further provided that the aggregate cost of such minor alterations may not exceed $50,000 in any twelve (12) month period.

Furthermore, notwithstanding anything herein to the contrary, Tenant, at its sole cost and expense, shall have the right to install its logo sign, as depicted on Exhibit F hereto, on the façade of the Building, provided that (A) such sign is in compliance with local zoning regulations and Tenant obtains any consents or approvals required by third parties; and (B) Tenant shall be solely responsible for removing such sign upon the expiration or any earlier termination of the Lease in accordance with Section 7.9 above. Landlord shall cooperate with Tenant in connection with obtaining any consents or approvals required by third parties; provided, however, that Landlord shall not be required to incur any expense or liability in connection therewith. Otherwise Tenant shall not place on the exterior of the Premises (including both interior and exterior surfaces of doors and interior surfaces of windows) or on any part of the Building, any signs, symbol, advertisement or the like visible to public view.

7.14       Financial Statements. So long as Tenant is a corporation whose stock is traded on a public exchange, Tenant shall not be required to furnish Landlord with financial statements. Tenant’s statement of net worth, as reported in its annual report to its shareholders or in any forms required to be submitted to the Securities and Exchange Commission, shall be acceptable in lieu of any financial statements otherwise required hereunder and shall be conclusive with respect to the items reported therein. In the event that Tenant’s stock is not traded on a public exchange, upon written request of Landlord (which shall not be made more frequently than once in any calendar year, unless an Event of Default has occurred hereunder or Landlord intends to sell or refinance the Property or any portion thereof), Tenant shall furnish Landlord a management-prepared statement of income and balance sheet and statement of cash flow for the immediately preceding fiscal quarter or fiscal year, as the case may be, prepared in accordance with generally accepted accounting principles consistently applied.

7.15       Holdover. If Tenant remains in the Premises beyond the expiration of the Lease Term, or sooner following an early termination as provided for herein, such holding over shall not be deemed to create any tenancy, but Tenant shall be a tenant at sufferance only subject to all of Tenant obligations set forth herein, but at a daily rate equal to one hundred fifty percent (150%) of the Rent, the cost of electricity and all other utilities supplied to the Premises, and other charges provided for under this Lease. The acceptance of a purported rent check following termination shall not constitute the creation of a tenancy at will, it being agreed that Tenant’s status shall remain that of a tenant at sufferance, at the aforesaid daily rate. Any reference in this Lease to Tenant’s obligations continuing during the period of any holdover shall not be deemed to grant Tenant the right to a holdover or imply Landlord’s consent to any such holdover. In addition, Tenant shall be liable for all costs, claims, liabilities and damages arising from or in any manner related to any such holdover including, without limitation, damages payable to the subsequent tenant and related to the loss of a tenant.

EXECUTION VERSION

7.16       Rules and Regulations. Tenant agrees to abide by reasonable rules and regulations which may be adopted by Landlord from time to time, including the Rules and Regulations attached hereto as Exhibit D.

ARTICLE 8

QUIET ENJOYMENT

Landlord covenants that Tenant on paying the Rent and performing Tenant’s obligations under this Lease shall peacefully and quietly have, hold and enjoy the Premises throughout the Lease Term or until it is terminated as in this Lease provided without hindrance by Landlord or by anyone claiming by, through or under Landlord.

ARTICLE 9

DAMAGE AND EMINENT DOMAIN

9.1         Fire and Other Casualty. In the event that at any time during the Lease Term the Premises are totally damaged or destroyed by fire or other casualty or substantially damaged so as to render them or a material portion thereof untenantable (“Substantial Casualty”), then there shall be a just and proportionate abatement of the Rent payable hereunder until the Premises are made suitable for Tenant’s occupancy, and the Lease Term shall be extended, without the necessity of further action by any party, for a period equal to the time during which Rent so abated. In the event of any casualty or damage to the Premises, Landlord shall proceed at its expense and with reasonable diligence to repair and restore the Premises (to the extent originally constructed by Landlord) to substantially the same condition they were in immediately prior to such damage or casualty. Notwithstanding the foregoing, if Landlord, in its sole discretion, determines that timely restoration is not possible or practical or that there are or will be insufficient insurance proceeds available to Landlord to accomplish same, then Landlord shall have the right to terminate this Lease by written notice given to Tenant within ninety (90) days after the occurrence of any Substantial Casualty. In the event the Premises have not been restored to the condition required pursuant to the terms of this Lease within two hundred seventy (270) days following any damage or casualty, then either Landlord or Tenant may terminate this Lease by written notice given to the other within five (5) business days following such two hundred seventy (270) day period. In addition, in the event Landlord has failed to commence the restoration of the Premises within one hundred eighty (180) days following any damage or casualty, then Tenant may terminate this Lease by written notice given to Landlord at any time following such one hundred eighty (180) day period (provided, however, that no such notice of termination shall be valid if given after Landlord has actually commenced such restoration).

EXECUTION VERSION

9.2         Eminent Domain. Landlord reserves for itself all rights to any damages or awards with respect to the Premises and the leasehold estate hereby created by reason of any exercise of the right of eminent domain, or by reason of anything lawfully done in pursuance of any public or other authority; and by way of confirmation Tenant grants and assigns to Landlord all Tenant’s rights to such damages so reserved, except as otherwise provided herein. Tenant covenants to execute and deliver any instruments confirming such assignment as Landlord may from time to time reasonably request. Tenant may, however, at its own cost and expense, make a separate claim (which shall, if required by law, be consolidated with Landlord’s claim) to the condemnor for any of Tenant’s moveable fixtures and personal property so taken, for the unamortized value of leasehold improvements paid for by Tenant (exclusive of Landlord’s claim for the residual value thereof) and for relocation expenses. If all the Premises are taken by eminent domain, this Lease shall terminate when Tenant is required to vacate the Premises or such earlier date as Tenant is required to begin the payments of rent to the taking authority. If a partial taking by eminent domain results in so much of the Premises being taken as to render the Premises or a material portion thereof unsuitable for Tenant’s continued use and occupancy as determined by Landlord in its reasonable discretion, either Landlord or Tenant may elect to terminate this Lease as of the date when Tenant is required to vacate the portion of the Premises so taken, by written notice to the other given not more than ninety (90) days after the date on which Tenant or Landlord, as the case may be, receives notice of the taking. If a partial taking by eminent domain does not result in such portion of the Premises as aforesaid being taken, then this Lease shall not be terminated or otherwise affected by any exercise of the right of eminent domain. Whenever any portion of the Premises shall be taken by any exercise of the right of eminent domain, and if this Lease shall not be terminated in accordance with the provisions of this Section 9.2, Landlord shall, at its expense, proceeding with all reasonable dispatch, provided sufficient condemnation proceeds are available therefor (or, if not, provided Tenant provides additional funds needed above the amount of the condemnation proceeds available) do such work as may be required to restore the Premises or what remains thereof (not including Tenant’s trade fixtures, business equipment and furniture) as nearly as may be to the condition they were in immediately prior to such taking, and Tenant shall at its expense, proceeding with all reasonable dispatch, do such work to its trade fixtures, business equipment and furniture, as may be required. A just proportion of the Rent payable hereunder, according to the nature and extent of the taking shall be abated from the time Tenant is required to vacate that portion of the Premises taken. If the Premises have not been restored to a condition substantially suitable for their intended purpose within two hundred seventy (270) days of said taking, Tenant may elect to terminate this Lease by written notice to Landlord sent within five (5) business days following such two hundred seventy (270) day period. In addition, in the event Landlord has failed to commence the restoration of the Premises within one hundred eighty (180) days following any taking, then Tenant may terminate this Lease by written notice given to Landlord at any time following such one hundred eighty (180) day period (provided, however, that no such notice of termination shall be valid if given after Landlord has actually commenced such restoration).

EXECUTION VERSION

ARTICLE 10

DEFAULTS BY TENANT AND REMEDIES

10.1       Tenant’s Default. Each of the following shall be an event of default (“Event of Default”) hereunder: (A) if Tenant shall fail to pay any installment of Base Rent, Additional Rent or any other payment due under this Lease, and such failure shall continue for a period of seven (7) business days following Landlord’s notice of same to Tenant, provided that such notice from Landlord shall be in lieu of, and not in addition to, any notice of default required by applicable law, and provided further Landlord shall be obligated to give only two (2) such notices per any twelve (12) month period, with subsequent payment default to be an Event of Default if such failure to pay shall continue for a period of seven (7) business from the date such payment is due (without any notice); (B) if Tenant or any guarantor or surety of Tenant’s obligations hereunder shall (i) make a general assignment for the benefit of creditors; (ii) commence any proceeding for relief, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; (iii) become the subject of any such proceeding which is not dismissed within sixty (60) days after its filing or entry; or (iv) die or suffer a legal disability (if Tenant, guarantor or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity); (C) Tenant shall fail to discharge or bond over any lien placed upon the Premises in violation of this Lease within thirty (30) days after Tenant receives notice that any such lien or encumbrance is filed against the Premises; (D) if Tenant shall fail to comply with any provision of this Lease, other than those specifically referred to hereinabove and, except as otherwise expressly provided therein, such default shall continue for more than thirty (30) days after Landlord shall have given Tenant written notice of such default, or such longer period if such default cannot be reasonably cured within such thirty (30) day period, provided that Tenant diligently commences the cure within the thirty (30) day period and diligently prosecutes such cure to completion; and (E) if Tenant shall abandon the Premises for more than sixty (60) days. Upon the occurrence of an Event of Default, defined as aforesaid, then in any such case, notwithstanding any waiver or other indulgence of any prior default, Landlord may terminate this Lease by written notice to Tenant sent at any time thereafter, but before Tenant has cured or removed the cause for such termination. Such termination shall take effect on the later of (i) the last day of the month in which Tenant receives the notice, or (ii) twenty-one (21) days after Tenant receives the notice, and shall be without prejudice to any remedy Landlord might otherwise have for any prior breach of covenant.

EXECUTION VERSION

10.2       Landlord’s Election. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Landlord may at any time thereafter, at its election by written notice to Tenant: (i) terminate this Lease or Tenant’s right of possession, but Tenant shall remain liable as hereinafter provided; and/or (ii) pursue any remedies provided for under this Lease or at law or in equity. Upon the termination of this Lease or termination of Tenant’s right of possession, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Tenant and all persons and property therefrom. If Landlord re-enters the Premises, Landlord shall have the right to keep in place and use, or remove and store all of the fixtures, equipment and other property of Tenant left at the Premises or elsewhere at the Site. If Landlord terminates this Lease or terminates Tenant’s right of possession, Landlord may recover from Tenant the sum of (i) all Base Rent, Additional Rent and all other amounts accrued hereunder to the date of such termination, (ii) the costs set forth in Section 10.3 below, and (iii) an amount equal to (A) the Base Rent and Additional Rent which would have been payable by Tenant under this Lease had this Lease not been so terminated (or had Tenant’s right of possession not been terminated) for the period commencing after said termination and ending on the last day of the Lease Term with such amounts becoming due and payable by Tenant on such dates as Base Rent would otherwise become due and payable hereunder, less (B) the net rents received by Landlord from re-letting the Premises (or any portion(s) thereof) for the period commencing after said termination and ending on the last day of the Lease Term, such net rents to be determined by first deducting from the gross rents received by Landlord from such re-letting the expenses incurred or paid by Landlord in connection with said termination and in re-entering the Premises and in securing possession thereof, as well as the actual expenses of re-letting (including, without limitation, altering and preparing the Premises for new tenants and any broker’s commission as determined pursuant to Section 10.3 below). Subject to the provisions of Section 10.5 below, any such re-letting may be for a shorter or longer period than the remaining Lease Term, and in no event shall Tenant be entitled to receive any excess of such net rents over the Base Rent payable by Tenant to Landlord under this Lease. Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Base Rent and Additional Rent as it becomes due. Any such payments due Landlord shall be made on the dates that Base Rent or such Additional Rent would otherwise come due under this Lease, and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach. Notwithstanding the foregoing, Landlord may, at its election and in lieu of the amounts set forth in subclause (iii) above, recover from Tenant, as liquidated damages for the then-unexpired portion of the Lease Term, a sum that at the time of termination of the Lease on account of such Tenant default or at the time to which installments of such amounts shall have been paid, represents the excess of the Base Rent and Additional Rent and other payments herein named over the then-rental value of the Premises for the residue of the Lease Term. Tenant’s liability for sums due pursuant to this Section 10.2 shall survive any termination of the Lease.

10.3       Reimbursement of Landlord’s Expenses. In the case of termination of this Lease or termination of Tenant’s right of possession pursuant to Section 10.2, Tenant shall reimburse Landlord for all actual expenses arising out of such termination, including, without limitation, (i) all costs actually incurred in collecting such amounts due from Tenant under this Lease (including reasonable attorneys’ fees actually incurred and the costs of litigation and the like but only if Landlord is successful in its litigation), (ii) all customary and necessary expenses incurred by Landlord in attempting to relet the Premises or parts thereof (including advertisements, brokerage commissions, tenant’s allowances, lease inducements, costs of preparing space, and the like), and (iii) all Landlord’s other expenditures necessitated by the termination. The reimbursement from Tenant shall be due and payable within thirty (30) days following written notice from Landlord that an expense has been incurred with documentation substantiating such expenses, without regard to whether the expense was incurred before or after the termination.

EXECUTION VERSION

10.4       Termination of Right of Possession. Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate the Lease (even though it has terminated Tenant’s right of possession), and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Base Rent and Additional Rent as it becomes due. Any such payments due Landlord shall be made on the dates that Base Rent and Additional Rent would otherwise come due under this Lease, and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such termination of possession only, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

10.5       Mitigation. Landlord shall use commercially reasonable efforts to relet the Premises which efforts shall be subject to the reasonable requirements of Landlord to lease to high quality tenants and to develop the Premises in a harmonious manner with an appropriate mix of uses, tenants, and terms of tenancies, and the like and factoring in the location and nature of the Premises. It is agreed that hiring a reputable leasing broker to lease the Premises and cooperating in good faith with such broker shall satisfy the requirement that Landlord use commercially reasonable efforts to relet.

10.6       Claims in Bankruptcy. Nothing herein shall limit or prejudice the right of Landlord to prove and obtain in a proceeding for bankruptcy, insolvency, arrangement or reorganization, by reason of the termination, an amount equal to the maximum allowed by the statute of law in effect at the time when, and governing the proceedings in which, the damages are to be provided, whether or not the amount is greater to, equal to, or less than the amount of the loss or damage which Landlord has suffered.

10.7       Landlord’s Right to Cure Defaults. Landlord may, but shall not be obligated to cure, at any time any default by Tenant under this Lease after the applicable notice and cure period (if any) has expired. In curing such defaults, Landlord may enter upon the Premises and take such action thereon as may be necessary to effect such cure. In the case of an emergency threatening serious injury to persons or property, Landlord may cure such default without notice. All costs and expenses incurred by Landlord in curing a default, including reasonable attorneys’ fees actually incurred, together with interest thereon at a rate equal to the lesser of (a) eighteen percent (18%) per annum, or (b) the highest lawful rate of interest which Landlord may charge to Tenant without violating any applicable law from the day of payment by Landlord shall be paid by Tenant to Landlord on demand. Landlord may use the Security Deposit to effectuate any such cure.

10.8       No Waiver. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of Landlord and Tenant. Tenant and Landlord further agree that forbearance or waiver by either party to enforce its rights pursuant to this Lease, or at law or in equity, shall not be a waiver of such party’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account of the earliest installment of any payment due from Tenant under the provisions hereof. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

EXECUTION VERSION

10.9       Late Charge; Default Interest. If any payment of Base Rent, Additional Rent or any other payment payable hereunder by Tenant to Landlord shall not be paid when due, Landlord may impose, at its election, a late fee of ten percent (10%) of the overdue amount and interest on the overdue amount from the date when the same was payable until the date paid at a rate equal to the lesser of (a) eighteen percent (18%) per annum, or (b) the highest lawful rate of interest which Landlord may charge to Tenant without violating any applicable law (the “Default Rate”). Such late fee and interest shall constitute Additional Rent payable hereunder.

ARTICLE 11

ASSIGNMENT AND SUBLETTING

11.1       Prohibition. Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, and that neither the Premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant, or for any use or purpose other than as stated herein, or be sublet or offered or advertised for subletting, without the prior written consent of Landlord in each and every case, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding anything contained herein to the contrary, Tenant shall have no right to advertise on or about the Building or the Site to assign this Lease or sublet any interest hereunder. Not in limitation of the foregoing, Tenant’s request for Landlord’s consent to subletting or assignment shall be submitted in writing no later than sixty (60) days in advance of the proposed effective date of such proposed assignment or sublease, which request shall be accompanied by the following information (the “Required Information”): (i) the name, current address and business of the proposed assignee or subtenant; (ii) the precise square footage and location of the portion of the Premises proposed to be so subleased or assigned; (iii) the effective date and term of the proposed assignment or subletting; and (iv) the rent and other consideration to be paid to Tenant by such proposed assignee or subtenant. Tenant also shall promptly supply Landlord with such financial statements and other information as Landlord may request, prepared in accordance with generally accepted accounting principles, not more than ninety (90) days old when delivered to Landlord, indicating the net worth, liquidity and credit worthiness of the proposed assignee or subtenant in order to permit Landlord to evaluate the proposed assignment or sublease. Tenant agrees to reimburse Landlord for legal fees and any other reasonable expenses and costs incurred by Landlord in connection with any proposed assignment or subletting.

11.2       Conditions to Consent. Notwithstanding anything to the contrary contained herein, it shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or sublease if (i) Tenant proposes to assign this Lease or sublease the Premises or any portion thereof to any person or entity with whom Landlord is then negotiating for the rental of other space at the Site or who is a tenant in any building at the Site or any other building owned by Landlord or any affiliate of Landlord; or (ii) the net worth of any such proposed assignee or subtenant is less than the greater of (A) the net worth of Tenant on the date hereof or (B) the net worth of Tenant at the time of any such assignment or sublease; or (iii) in Landlord’s judgment the proposed assignee or subtenant is engaged in a business which is not in keeping with the then standards of the Building and the proposed use is not limited to the Permitted Use; or (iv) there are then two (2) or more leases or subleases in effect with respect to the Premises (including this Lease); or (v) the proposed sublease is for a portion of the Premises of less than 5,000 rentable square feet; or (vi) any rent payable by Tenant hereunder is so-called “percentage rent” (provided, however, that it is hereby agreed and acknowledged that in no event shall Landlord’s right to withhold consent be limited to the basis set forth in clauses (i) through (vi) above). Landlord’s consent shall be granted only if any and all rights of expansion, extension, renewal, first offer, and the like contained within this Lease are deleted and/or waived by Tenant, and if requested by Landlord such assignee or subtenant, and only if the assignee or subtenant shall promptly execute, acknowledge, and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee or subtenant shall agree to be bound by and upon the covenants, agreements, terms, provisions and conditions set forth in this Lease other than the payment of Rent hereunder.

EXECUTION VERSION

11.3       Excess Rents. If Tenant shall sublet the Premises, having first obtained Landlord’s consent, at a rental in excess of the Base Rent and Additional Rent due and payable by Tenant under the provisions of this Lease, such excess Rent and Additional Rent net of Tenant’s commercially reasonable and necessary expenses related to the sublease shall be paid by Tenant to Landlord, it being agreed, however, that Landlord shall not be responsible for any deficiency if Tenant shall sublet the Premises at a rental less than that provided for herein.

11.4       Intentionally Omitted.

11.5       Assignment or Sublease to an Affiliate. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to assign this Lease or sublet the Premises or any part thereof without the prior consent of Landlord to either (x) an entity into or with which Tenant is merged or consolidated, or to which all or substantially all of Tenant’s assets are transferred, or (y) any entity which controls or is controlled by Tenant or is under common control with Tenant (“Affiliate”), subject to applicable principles of fraudulent conveyance, fraudulent transfer or other similar laws and provided that in any such event (i) the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles consistently applied, at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease; (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, and (iii) the assignee agrees directly with Landlord, by written instrument in form satisfactory to Landlord in its reasonable discretion, to be bound by all the obligations of Tenant hereunder, including, without limitation, the covenant against further assignment and subletting.

11.6       No Waiver. If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect Base Rent and/or Additional Rent from the assignee, subtenant or occupant, and apply the net amount collected to the Base Rent and/or Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting. No assignment, subletting or use of the Premises shall affect the Permitted Use hereunder. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of all sums payable hereunder and for compliance with all the obligations of Tenant hereunder.

EXECUTION VERSION

ARTICLE 12

NOTICES

All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, postage prepaid, or by hand delivery and, if to Tenant, addressed to Tenant at the address for Tenant set forth in Section 1.1 above, with a copy delivered in the same manner to Sherin & Lodgen LLP, 101 Federal Street, Boston, Massachusetts 02110, Attn. Joshua Alper, Esquire. and if to Landlord, addressed to Landlord at the address for Landlord set forth in Section 1.1 above, with a copy delivered in the same manner to Saul Ewing LLP, 131 Dartmouth Street, Suite 501, Boston, Massachusetts 02116, Attn. Sally Michael, Esquire. Either party may by notice given aforesaid change its address for all subsequent notices. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery (as indicated on customary receipt); or in the case of registered or certified mail or overnight courier service, when delivered or upon the first attempted delivery on a business day.

ARTICLE 13

NOTICE OF LEASE

Tenant agrees not to record this Lease, but, if the Lease Term is seven (7) years or longer, each party hereto agrees, on the request of the other, to execute a notice of lease substantially in the form of Exhibit G hereto. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease. At Landlord’s request, promptly upon expiration of or earlier termination of the Lease Term, Tenant shall execute and deliver to Landlord a release of any document recorded in the real property records for the location of the Premises evidencing this Lease, and Tenant hereby appoints Landlord Tenant’s attorney-in-fact, coupled with an interest, to execute any such document if Tenant fails to respond to Landlord’s request to do so within fifteen (15) days. The obligations of Tenant under this Article 13 shall survive the expiration or any earlier termination of the Lease Term.

ARTICLE 14

APPLICABLE LAW, SEVERABILITY, CONSTRUCTION

This Lease shall be governed by and construed in accordance with the laws of Massachusetts and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease, and the application of such provisions in other circumstances, shall not be affected thereby. This Lease may be amended only by an instrument in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

EXECUTION VERSION

ARTICLE 15

SUCCESSORS AND ASSIGNS, ETC.

15.1       It is understood and agreed that the covenants and agreements of the parties hereto shall run with the land and that no covenant or agreement of Landlord, expressed or implied, shall be binding upon Landlord except in respect of any breach or breaches thereof committed during Landlord’s seisin and ownership of the Premises. If Landlord acts as a Trustee or Trustees of a trust in making this Lease only the estate for which Landlord acts shall be bound hereby, neither any such Trustee executing this Lease as Landlord nor any shareholder or beneficiary of such trust shall be personally liable for any of the covenants or agreements of Landlord expressed herein or implied hereunder or otherwise because of anything arising from or connected with the use and occupation of the Premises by Tenant. Reference in this Lease to “Landlord” or to “Tenant” and all expressions referring thereto, shall mean the person or persons, natural or corporate, named herein as Landlord or as Tenant, as the case may be, and the heirs, executors, administrators, successors and assigns of such person or persons, and those claiming by, through or under them or any of them, unless repugnant to the context. If Tenant is a partnership or a firm of several persons, natural or corporate, the obligations of each person executing this Lease as Tenant shall be joint and several. Any person who signs this Lease for Tenant or for Landlord in a representative capacity personally warrants and represents that he or she is duly authorized to do so.

15.2       It is further understood and agreed that Tenant shall look solely to the estate and property of Landlord in the Premises for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord and any other obligations of Landlord created by or under this Lease, and no other property or assets of Landlord or of its partners, beneficiaries, co-tenants, shareholders or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant’s remedies.

ARTICLE 16

LANDLORD’S ACCESS

16.1       Landlord’s Access. Landlord and its authorized agents, employees, subcontractors and representatives shall have the right to enter the Premises at any time during emergencies (Landlord agrees to use reasonable efforts to notify Tenant of any such emergency) and at all reasonable times with prior notice for any of the following purposes: (a) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make such repairs, alterations, improvements or additions in or to the Premises as Landlord has the right or obligation to perform under this Lease, as Landlord may be required to do or make by law, or as Landlord may from time to time deem necessary or desirable; (c) to exhibit the Premises to prospective tenants during the last nine (9) months of the Lease Term or during any period while an Event of Default exists hereunder; and (d) to show the Premises to prospective lenders, brokers, agents, buyers or persons interested in an exchange, at any time during the Lease Term. Landlord shall use commercially reasonable efforts to minimize any interference with Tenant’s business operations as a result of any such entry.

EXECUTION VERSION

16.2       Intentionally Omitted.

ARTICLE 17

CONDITION OF PREMISES

17.1       As Is. The Premises are being delivered to Tenant in their “as is” condition, except as expressly set forth in this Article.

17.2       Landlord’s Work; Base Building Work. Landlord shall perform certain leasehold improvements to the Premises (“Landlord’s Work”), in accordance with plans and specifications to be mutually agreed upon by Landlord and Tenant (the “Plans”), which Plans shall be deemed to constitute an exhibit hereto and shall be incorporated herein upon completion. Landlord agrees to reimburse Tenant for up to Three Thousand Two Hundred and 00/100 Dollars ($3,200.00) of the out-of-pocket costs actually incurred by Tenant in connection with the preparation of the Plans. Landlord’s Work shall be performed in accordance with the Plans, in a good and workmanlike manner, in compliance with all applicable laws and codes and using materials and installations meeting Landlord’s minimum standards for the Building. Landlord shall use commercially diligent efforts to complete any punch-list items that remain to be performed by Landlord, if any, within thirty (30) days of the Term Commencement Date. The Tenant shall notify Landlord within sixty (60) days of the Term Commencement Date of any portion of Landlord’s Work, including punch-list items, that remains incomplete or any manner in which the Premises is not in the condition required to be delivered pursuant to this Lease. Except as identified in any such notice from Tenant to Landlord, Tenant shall have no right to make any claim that Landlord has failed to perform any of Landlord’s Work fully, properly and in accordance with the terms of the Lease or to require Landlord to perform any further Landlord’s Work.

In addition, Landlord shall, at its sole cost and expense, (i) upgrade the front entrance to the Building; (ii) reconfigure the stairs; (iii) install a new handicapped lift, and (iv) install a new loading ramp at the back entrance to the Building adequate for Tenant’s Equipment (collectively, the “Base Building Work”). The Base Building Work shall be performed in a good and workmanlike manner, in compliance with all applicable laws and codes and using materials and installations meeting Landlord’s minimum standards for the Building.

17.3       Cost of Landlord’s Work. Landlord shall pay for the cost of Landlord’s Work, up to a maximum aggregate amount of Nine Hundred Sixty Thousand and 00/100 Dollars ($960,000.00) (“Landlord’s Contribution”). Tenant agrees that it shall be responsible for payment of any costs and expenses incurred by Landlord on account of Landlord’s Work that exceed Landlord’s Contribution (the “Excess Costs”). Tenant shall, if requested by Landlord, execute a work letter confirming such Excess Costs prior to the time Landlord shall be required to commence any portion of Landlord’s Work to which such Excess Costs relate, and Landlord shall have no obligation to commence such work unless and until Tenant shall have paid such Excess Costs, as estimated by Landlord’s contractor, to Landlord. In the event that the Excess Costs are greater than the estimate of Landlord’s contractor, then Tenant shall pay to Landlord such difference within ten (10) days after Landlord advises Tenant of such actual cost. In the event that the actual cost to Landlord is less than the estimate of Landlord’s contractor, then Landlord shall refund or credit Tenant with such difference, to the extent actually paid by Tenant, within ten (10) days after such actual cost are finally determined. Landlord shall be entitled to the same rights and remedies for any failure of Tenant to pay the Excess Costs to Landlord as are available to Landlord in the event of any failure by Tenant to pay Rent when the same is due. Tenant shall be entitled to credit against Base Rent due within six (6) months of the Rent Commencement Date one-half (1/2) of the portion of Landlord’s Contribution, if any, not utilized for Landlord’s Work. No portion of Landlord’s Contribution shall be utilized for any costs incurred by Tenant in connection with the acquisition and installation of Tenant’s furniture, fixtures and equipment in the Premises.

EXECUTION VERSION

17.4       Change Orders. To the extent that Tenant requests any modifications or additions to the Plans (a “Change Order”), Tenant shall pay to Landlord, promptly on demand, all costs of such Change Order as reasonably estimated by Landlord’s contractor as of the time of Landlord’s approval of any such Change Order. Tenant shall, if requested by Landlord, execute a work letter confirming such excess costs prior to the time Landlord shall be required to commence work. Landlord shall have no obligation to commence such work unless and until Tenant shall have paid such excess costs to Landlord. In the event that the actual cost to Landlord of completing any Change Order is greater than the estimate of Landlord’s contractor, then Tenant shall pay to Landlord such difference within ten (10) days after Landlord advises Tenant of such actual cost. The cost of any Change Order may include a construction management fee.

ARTICLE 18

WARRANTY REGARDING BROKER

Landlord and Tenant each represent and warrant that it knows of no broker which was involved in this transaction in any way or is entitled to any brokerage commission or similar fee or charge in connection with this Lease other than the Broker named in Section 1.1 hereof. Landlord and Tenant agree to indemnify each other against any costs incurred by the other party (including reasonable attorneys’ fees) if the foregoing representations are untrue. Landlord shall pay any commissions and/or fees that are payable to the Broker with respect to this Lease under the terms of a separate agreement.

ARTICLE 19

HAZARDOUS MATERIALS

19.1       Prohibition. Tenant shall not, except in strict compliance with all Environmental Requirements (as defined below) and the provisions of this Article 19, and then only as necessary for the operation of the Permitted Use within the Premises, permit or cause any party, including without limitation any contractor, employee, or invitee of Tenant (each, a “Tenant Party”) to bring any Hazardous Materials upon the Premises or the Site or to transport, store, use, generate, manufacture, dispose, or release any Hazardous Materials (as defined below) on or from the Premises or the Site. Tenant shall provide written, certified statements as requested by Landlord from time to time related to Tenant’s or any Tenant Party’s transportation, storage, use, generation, manufacture, or release or threat of release of Hazardous Materials on or from the Premises or the Site, and Tenant shall promptly deliver to Landlord a copy of any notice of violation of any Environmental Requirement relating to the Premises or the Site.

EXECUTION VERSION

19.2       Environmental Requirements. The term “Environmental Requirements” means all Legal Requirements regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Site, including without limitation the following, all as may have been amended from time to time: (a) the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA); (b) the Clean Air Act; (c) the Clean Water Act; (d) the Resource Conservation and Recovery Act; (e) the Toxic Substances Control Act; (f) all ordinances, orders, rules and regulations promulgated pursuant to any of the foregoing, and all state and local counterparts of the foregoing, including without limitation Chapter 21E of the Massachusetts General Laws; and (g) any common or civil law obligations including nuisance or trespass. The term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant that is or could be regulated under any Environmental Requirement or that may adversely affect human health or the environment, including without limitation any solid and hazardous waste, hazardous substance, asbestos, petroleum (including oil, natural gas, synthetic gas, polychlorinated biphenyls [PCBs], and radioactive material), and any pathogen or viral or biological material. For purposes of Environmental Requirements, to the extent authorized by law, Tenant shall be deemed to be the responsible party, including the “owner” and “operator” of Tenant’s “facility” and the owner of all Hazardous Materials brought on the Premises or the Site by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting or produced therefrom.

19.3       Removal of Hazardous Materials. Tenant, at its sole cost and expense, shall remove all Hazardous Materials disposed of or otherwise released by Tenant or any Tenant Party onto or from the Premises or the Site (even if not yet required to do so by any governmental authority), such removal to be performed in compliance with all Environmental Requirements and in a manner that does not limit any future uses of the Premises or the Site. Tenant shall perform such removal at any time during the Lease Term upon written request by Landlord, or in any event, prior to expiration or earlier termination of this Lease. If Tenant fails to perform such removal within the time period requested by Landlord or in any event before expiration or earlier termination of this Lease, then Landlord may, at its discretion, and without waiving any other remedy available under this Lease or at law or equity, perform such work at Tenant’s expense. Tenant shall pay all costs incurred by Landlord in performing such work within ten (10) days following Landlord’s written request therefor. Any such work performed by Landlord shall be on behalf of Tenant, and Tenant shall remain at all times the owner, generator, operator, transporter, and/or arranger of the Hazardous Materials for purposes of Environmental Requirements. Tenant agrees that it shall not enter into any agreement with any person, contractor, or governmental authority regarding the removal of Hazardous Materials that have been disposed of or otherwise released onto or from the Premises or the Site without the written approval of Landlord.

19.4       Tenant’s Indemnity. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including without limitation any dimunition of the value of the Site and loss of rental income from the Site), claims, demands, actions, suits, damages (including punitive damages), expenses and costs (including without limitation the costs of remediation, removal, repair, corrective action, cleanup, as well as actual legal fees, consultant and expert fees), which are brought or recoverable against, suffered or incurred by Landlord as a result of any release or threat of release of Hazardous Materials or any breach of the requirements of this Article 19 by Tenant or any Tenant Party, regardless of whether Tenant had knowledge of such noncompliance or breach. The obligations of this Section 19.4 shall survive expiration or earlier termination of this Lease.

EXECUTION VERSION

19.5       Inspections and Tests. Landlord shall be granted access to the Premises for the purpose of performing inspections and tests within the Premises to determine Tenant’s compliance with Environmental Requirements and the terms of this Article 19, and to assess the environmental condition of the Premises. Such inspections and tests shall be conducted at landlord’s expense unless such inspections or tests reveal that tenant has not so complied with any Environmental Requirement or the terms of this Article, in which case, Tenant shall reimburse Landlord for the actual costs of such inspections or tests within ten (10) days of Landlord’s demand therefor. Tenant shall promptly notify Landlord of any communication or report that Tenant makes to any governmental authority regarding any possible violation of any Environmental Requirement or release or threat of release of any Hazardous Materials onto or from the Premises. Tenant shall, within five (5) days of Tenant’s receipt thereof, provide Landlord with a copy of any documents or correspondence received from any governmental authority or other party relating to a possible violation of Environmental Requirements or claims or liability associated with the release or threat of release of any Hazardous Materials onto or from the Premises.

ARTICLE 20

EXTENSION OPTION

20.1       Option to Extend Lease Term. Tenant shall have the right and option, which said option shall not be severed from this Lease or separately assigned, mortgaged or transferred, at its election, to extend the Original Lease Term for one (1) additional period of five (5) years (the “Extension Period”) commencing upon the expiration of the Original Lease Term, provided that (a) Landlord shall receive written notice from Tenant of the exercise of its election at least twelve (12) months prior to the expiration of the Original Lease Term, but no sooner than fifteen (15) months prior to the expiration of the Original Lease Term; (b) no Event of Default shall exist at the time of Landlord’s receipt of such notice and at the expiration of the Original Lease Term; and (c) the original Tenant named herein or any Affiliate is itself occupying the entire Premises both at the time of giving the applicable notice and at the commencement of the Extension Period. Notwithstanding the foregoing, in the event that there is a monetary Event of Default by Tenant two (2) or more times during any five (5) year period (even if subsequently cured by Tenant), then the extension option set forth herein shall automatically terminate and shall be of no further force and effect. If Landlord shall receive notice of the exercise of the election in the manner and within the time provided aforesaid, the Original Lease Term shall be extended upon the receipt of the notice without the requirement of any action on the part of Landlord or Tenant, except as may be required in order to determine Base Rent as hereinafter provided. Except for the amount of Base Rent (which is to be determined as hereinafter provided), all the terms, covenants, conditions, provisions and agreements contained in this Lease shall be applicable to the Extension Period, except that there shall be no further options to extend the Lease Term nor shall Landlord be obligated to make or pay for any improvements to the Premises nor pay any inducement payments of any kind or nature. Landlord hereby reserves the right, exercisable by Landlord in its sole discretion, to waive (in writing) any condition precedent set forth in clauses (a), (b) or (c) above. Time is of the essence with respect to the exercise of the option contained herein. Tenant shall not have the right to give any notice exercising such option after the expiration of the applicable time limitation set forth herein, and any notice given after such time limitation purporting to exercise such option shall be void and of no force or effect.

EXECUTION VERSION

20.2       Determination of Option Rent. The Base Rent payable hereunder for each Lease Year during the Extension Period shall be adjusted as of the commencement of the such Extension Period so as to equal the then “fair market rent” for the Extension Period (“fair market rent” to include annual rent increases), as mutually determined by Landlord and Tenant through the process of negotiation, but in no event shall the “fair market rent” be less than the Base Rent per annum for and with respect to the last twelve (12) calendar months of the Original Lease Term. Notwithstanding anything to the contrary contained herein, however, if for any reason Landlord and Tenant shall not agree in writing upon the “fair market rent” for the Extension Period at least six (6) months prior to the commencement of the Extension Period, then the fair market rent for premises of the size and nature of the Premises shall be determined by licensed real estate brokers having at least ten (10) years’ experience in the leasing of commercial real estate in the Greater Boston, Massachusetts area who are Members of the Appraisal Institute, one such broker to be designated by each of Landlord and Tenant. All references to “fair market rent” in this Section 20.2, whether determined by Landlord, Tenant or any broker, shall include a “fair market rent” which includes annual increases during each Lease Year of the Extension Period. If either party shall fail to designate its broker by giving notice of the name of such broker to the other party within fifteen (15) days after receiving notice of the name of the other party’s broker, then the broker chosen by the other party shall determine the fair market rent and his determination shall be final and conclusive. If the brokers designated by Landlord and Tenant shall disagree as to the fair market rent, but if the difference between their estimates of fair market rent shall be five percent (5%) or less of the greater of the estimates, then the average of their estimates shall be the fair market rent for purposes hereof. If the brokers designated by Landlord and Tenant shall disagree as to the amount of fair market rent, and if their estimates of fair market rent shall vary by more than five percent (5%) of the greater of said estimates, then they shall jointly select a third broker meeting the qualifications set forth above, and his estimate of fair market rent shall be the fair market rent for purposes hereof if it is not greater than the greater of the other two estimates and not less than the lesser of the other two estimates. If said third broker’s estimate is greater than the greater of the other two estimates, then the greater of the other two estimates shall be the fair market rent for purposes hereof; and if the estimate of the third broker shall be less than the lesser of the other two estimates, then the lesser of the other two estimates shall be the fair market rent for purposes hereof. Each of Landlord and Tenant shall pay for the services of its broker, and if a third broker shall be chosen, then each of Landlord and Tenant shall pay for one-half of the services of the third broker.

ARTICLE 21

INTENTIONALLY DELETED

EXECUTION VERSION

ARTICLE 22

LANDLORD DEFAULTS

Tenant’s exclusive remedy for Landlord’s failure to perform its obligations under this Lease shall be limited to damages, injunctive relief, or specific performance; in each case, Landlord’s liability or obligations with respect to any such remedy shall be limited as provided in Section 15.2. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and such failure continues for thirty (30) days after Tenant delivers to Landlord written notice specifying such failure; however, if such failure cannot reasonably be cured within such 30-day period, but Landlord commences to cure such failure within such 30- day period and thereafter diligently pursues the curing thereof to completion, then Landlord shall not be in default hereunder or liable for damages therefor. In no event shall Landlord be deemed to be in default under this Lease absent notice from Tenant as set forth herein. Notwithstanding the foregoing, in the event of an emergency threatening imminent harm to any person or damage to any property, Tenant shall have the right to take such actions as shall be necessary under the circumstances to prevent such harm or damage with such notice to Landlord as shall be practicable under the circumstances. Landlord shall reimburse Tenant for any costs or expenses incurred by Tenant in connection with any curing any default of Landlord hereunder, together with interest thereon at the Default Rate if such reimbursement in not made by Landlord within thirty (30) days of Tenant’s submission to Landlord of an invoice therefor, together with customary back-up documentation of such costs.

ARTICLE 23

FORCE MAJEURE

Whenever either Landlord or Tenant is prevented or delayed from the performance of any obligation hereunder (other than obligations for the payment of money which is due) as a result of strikes, labor disputes, inability to obtain labor, materials or equipment, acts of God, governmental restrictions, regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of such party , then such delay shall be a “Force Majeure” delay and such party shall be excused from the performance of the obligation to the extent of and for the period of time that such situation continues.

ARTICLE 24

BINDING EFFECT; ENTIRE AGREEMENT

The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. This Lease is the entire agreement between Landlord and Tenant, and this Lease expressly supersedes any negotiations, considerations, representations and understandings and proposals or other written documents relating hereto.

EXECUTION VERSION

ARTICLE 25

ATTORNEYS’ FEES

In any litigation or arbitration between the parties regarding this Lease, the losing party shall pay to the prevailing party all reasonable expenses and court or arbitration costs including reasonable attorneys’ fees incurred by the prevailing party. A party shall be considered the prevailing party if: (a) it initiated the arbitration or litigation and substantially obtains the relief it sought, either through a judgment or the losing party’s voluntary action before the entry of a judgment; (b) the other party withdraws its action without substantially obtaining the relief it sought; or (c) it did not initiate the arbitration or litigation and judgment is entered for either party, but without substantially granting the relief sought.

[SIGNATURES ON THE NEXT PAGE]

EXECUTION VERSION

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, as of the date first set forth above.

LANDLORD:

SDC WATERTOWN PARTNERS, LLC,
a Delaware limited liability company

By:	CHW MANAGER, LLC,
a Delaware limited Uability company

	By:	/s/ Kambiz Shahbazi
Kambiz Shahbazi, Manager

TENANT:

MARKFORGED,INC., a Delaware corporation

By:	/s/ J. Louis MacDonald
	Name:	J. Louis MacDonald
	Title:	CFO
Hereunto duly authorized

EXECUTION VERSION

EXHIBIT A

PLAN OF THE PREMISES

MECHANICAL ROOM
HVAC
ELECTRICAL/ SPRINKLER ROOM

85 School Street

Watertown, Massachusetts 11-13-15

First Floor

Existing Layout

KS PARTNERS

130 New Boston Street
3rd Floor
Woburn, Massachusetts

WI
Wright Interiors

EXECUTION VERSION

85 School Street

Watertown, Massachusetts 11-13-15

KS PARTNERS

130 New Boston Street
3rd Floor
Woburn, Massachusetts

Second Floor

Existing Layout

WI
Wright Interiors

EXECUTION VERSION

EXHIBIT B

SITE PLAN

(please see attached)

FELDMAN
RESERVED FOR REGISTRY USE
LEGEND
LOCUS MAP
NOT TO SCALE
CYPRESS (40' WIDE - PUBLIC) STREET
CYPRESS STREET (40' WIDE - PUBLIC)
SCHOOL (50' WIDE - PUBLIC) STREET
DEXTER (60' WIDE - PUBLIC) AVENUE
85 SCHOOL STREET
PARCEL 1
LOT AREA=
27,938 S.F.
165 DEXTER AVENUE
PARCEL 3
LOT AREA=
31,005 S.F.
PARCEL 2
AREA=531 S.F.
PARCEL 4
PARCEL 5
LOT AREA=
4,625 S.F.
60-64
CYPRESS ST.
N/F
TRUSTEES OF
E J T
MANAGEMENT REALTY TRUST
N/F
ANJA P. MITCHELL
N/F
FRED C. ANGELOU &
MARITZA P. ANGELOU
N/F
EDWARD P.
ROMANO
N/F
ANTHONY T.
TOSCANO
N/F
THOMAS ZANI &
SIMONE ZANI
N/F
TRUSTEES OF
THE WAHTOO
REALTY TRUST
L.C.C. 17593*
BOUNDARY DESCRIPTION PARCEL 1
BOUNDARY DESCRIPTION PARCEL 2
BOUNDARY DESCRIPTION PARCEL 3
BOUNDARY DESCRIPTION PARCEL 4
BOUNDARY DESCRIPTION PARCEL 5
ZONING DISTRICTS
DIMENSIONAL REGULATIONS
REFERENCES
ALTA/ACSM LAND TITLE SURVEY
85 SCHOOL STREET
60-64 CYPRESS STREET
165 DEXTER AVENUE
WATERTOWN, MASS.
SCALE: 1"=30'
JULY 3, 2003
HARRY R. FELDMAN, INC.
LAND SURVEYORS
112 SHAWMUT AVENUE
BOSTON, MASS 02118
PHONE: (617)357-9740
GRAPHIC SCALE

EXECUTION VERSION

EXHIBIT C

LEGAL DESCRIPTION OF THE SITE

The land with the buildings thereon, situated in Watertown, Middlesex County, Massachusetts and being more particularly described as follows:

PARCEL ONE: (85 School Street)

Two parcels of land which together are commonly known as 85 School Street, Watertown, Middlesex County, Massachusetts:

Parcel 1

A certain parcel of land with the buildings thereon situated in Watertown, being shown as Lot A on a plan entitled “Plan of land in Watertown, Mass.” dated October 15, 1945 by Fred A. Joyce, Surveyor duly recorded with Middlesex South District Deeds in Book 6903, Page 498, being bounded and described as follows:

NORTHWESTERLY	by School Street, two hundred ten and 54/100 (2l0.54) feet;

NORTHEASTERLY	by Cypress Street, one hundred forty (140.00) feet;

SOUTHEASTERLY	by Lots B and C on said plan two hundred thirty-seven and 19/100 (237.19) feet;

SOUTHERLY	by said Lot B, seventy-eight and 33/100 (78.33) feet; and

SOUTHEASTERLY	by land now or formerly of Tomasian, forty-seven and 39/100 (47.39) feet.

Containing 27,976 square feet of land.

Parcel 2

A certain parcel of land situated in said Watertown and bounded:

Beginning at a point on the easterly side of School Street 86.98 feet northerly from the end of a curved line of 15’ radius at the comer of School Street and Dexter Avenue; thence running easterly along land now or formerly of Sprague 52.41 feet; thence turning and running northwesterly by land of Walker et al, Trustees, 47.39 feet; thence turning and running southerly along School Street 22.54 feet, being a triangular piece of land containing 534 square feet.

Being any or all of said measurement more or less.

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EXECUTION VERSION

PARCEL TWO: (60-64 Cypress Street)

Two parcels of land situated on the northerly side of Cypress Street, known and numbered as 60-64 Cypress Street, Watertown, Middlesex County, Massachusetts.

Said two parcels are shown as lots “X’’ and “Y’’ on a plan entitled “Plan Showing Subdivision of Land in Watertown, Mass., McGann and McHugh Land Surveyors, October 29, 1958,” said plan being recorded in said Deeds Book 9265, Page 476, bounded and described as follows:

Lot “X”

Southwesterly by Cypress Street, forty-six and 25/100 (46.25) feet;

Westerly by Lot A, as shown on said plan, one hundred (100) feet;

Northerly by Lot 31 and Lot A, as shown on said plan, forty-six and 25/100 (46.25) feet; and

Easterly by Lot “Y”, as shown on said plan, one hundred (100) feet.

Said lot containing 4,625 square feet of land, being the greater portion of lot 10 as shown on a plan by Walter C. Stevens, Civil Engineer, recorded in Book of Plans 104, as Plan 46.

Lot “Y”

Southerly by Cypress Street, forty-six and 25/100 (46.25) feet;

Westerly by Lot “X”, as shown on said plan, one hundred (100) feet;

Northerly by Lot A, as shown on said plan, (by Lot 30 as shown on plan of Walter C. Stevens) forty-six and 25/100 (46.25) feet; and

Easterly by lots 28 and 29, on said plan, one hundred (100) feet.

Said lot containing 4,625 square feet of land, being the greater portion of lot 1 as shown on a plan by Walter C. Stevens, Civil Engineer, recorded in Book of Plans 104, Plan 46.

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EXECUTION VERSION

EXHIBIT D

RULES AND REGULATIONS

The following rules and regulations shall apply to the Premises, the Building and the Site, and the appurtenances thereto:

1.            Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective premises and for going from one to another part of the Building.

2.            Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

3.            No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4.            Movement in or out of the building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials shall be conducted so as to minimize any interference with the operations of other tenants and occupants and in such a manner a Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

5.            Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items on the second floor of the Premises, which shall in all cases be placed so as to distribute weight in a manner reasonably acceptable to Landlord, which may include the use of such supporting devices as Landlord reasonably may require. All damages to the Building or the Site caused by the installation or removal of any property of a tenant, or done by a tenant’s property while in the Building or at the Site, shall be repaired at the expense of such tenant.

6.            No birds or animals shall be brought into or kept in, on or about any tenant’s premises. No portion of any tenant’s premises shall at anytime be used or occupied as sleeping or lodging quarters.

7.            Tenant shall cooperate with Landlord’s employees in keeping the Building and the Site neat and clean. Tenant shall contract for interior cleaning of its own premises by an outside service, as needed. Landlord does not provide such cleaning services for individual tenant’s premises.

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EXECUTION VERSION

8.             Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors outside of the Building or otherwise interfere in any way with neighbors in proximity to the Building.

9.             Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant’s premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

10.           No vending or dispensing machines of any kind may be maintained in any premises without the prior written permission of Landlord. Landlord hereby consents to the installation of vending machines on the first floor of the Premises.

11.           Tenant shall not conduct any activity on or about the premises or Building which will draw pickets, demonstrators, or the like.

12.           All vehicles are to be currently licensed, in operating condition, parked for business purposes having to do with Tenant’s business operation in the Premises (which may be conducted seven days per week, 24 hours per day), parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a “billboard” vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant’s agents, employees, vendors and customers (“Tenant Parties”) who do not operate of park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a “boot” on the vehicle to immobilize it and may levy a charge to remove the “boot”. Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

13.           Canvassing, soliciting, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

14.          Tenant shall keep the premises free at all times of pests, rodents and other vermin, and at the end of each business day Tenant shall place for collection in the place or places provided therefor all trash and rubbish then in the premises.

15.          Landlord reserves the right to rescind, alter, waive and/or establish any rules and regulations, which, in its reasonable judgment, are necessary, desirable or proper for its best interests and the best interests of the occupants of the Building.

16.          All of the work done by Tenant shall be done by such contractors, labor and means so that, as far as may be possible, all work on the Site or in the Building, whether by Landlord or Tenant, shall be done without interruption on account of strikes, work stoppages or similar causes of delay.

44

EXECUTION VERSION

18. The Building is a smoke free building, and Tenant shall cause its employees and invitees who smoke to restrict such smoking to areas designated as “smoking areas” by Landlord from time to time.

45

EXECUTION VERSION

EXHIBIT E

FORM OF LETTER OF CREDIT

(NAME OF BANK)

IRREVOCABLE STANDBY LETTER OF CREDIT

Date of Issue:	No.

APPLICANT:	BENEFICIARY:

[TENANT]	[LANDLORD]

AMOUNT: $

At the request and for the account of                                   (the “Account Party”), we hereby establish in your favor our irrevocable Letter of Credit no.            in the amount of                                  Dollars ($                                       ).

This Letter of Credit is issued with respect to that certain lease agreement, by and between the Beneficiary, as landlord, and the Account Party, as tenant. Said lease agreement, and any amendments or modifications thereof, is hereinafter referred to as the “Lease.” Our obligations under this Letter of Credit are solely as set forth herein and are completely independent of the obligations of the Account Party under the Lease. We do not undertake any obligation under the Lease, nor do we undertake any responsibility to ascertain any facts, or to take any other action, with respect to the Lease, and we acknowledge that our obligations under this Letter of Credit shall not be affected by any circumstance, claim or defense of any party as to the enforceability of the Lease or any dispute as to the accuracy of the Statement (as defined below). The references to the Lease in this Letter of Credit are solely to describe the required contents of the Statement.

Funds under this Letter of Credit are available to you against presentation of the following documents at our office at                                               prior to close of business on the expiration date set forth below.

1.           The original of this Letter of Credit.

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EXECUTION VERSION

2.           Your sight draft on us in an amount not exceeding the amount of this Letter of Credit (less sums previously paid by us hereunder) executed by the person executing the Statement and bearing the number of this Letter of Credit; and

3.           A statement (the “Statement”) executed by a natural person, stating that such person is your duly authorized representative, and that you are entitled to draw upon this Letter of Credit.

The expiration date of this Letter of Credit is __________________, 200_, provided, however, that the expiration date of this Letter of Credit shall be automatically extended, without notice of amendment, for successive one (1) year periods, unless we give you written notice of our election not to extend the expiration date (“Notice of Non-Renewal”) not later than sixty (60) days prior to the date this Letter of Credit is scheduled to expire. A Notice of Non-Renewal shall be effective when actually delivered by certified mail, return receipt requested, or courier service to your address set forth above or such other address and/or person as you shall specify to us for such purpose by written notice received by us prior to the time the Notice of Non-Renewal is sent.

This Letter of Credit is transferable in its entirety through us and successive transfers shall be permitted. There will be no charge for the transfer of this Letter of Credit. We will honor complying drafts presented hereunder by a transferee (and cease to honor drafts presented hereunder by you) upon our receipt of the fully executed transfer form attached hereto as Attachment 1.

This Letter of Credit may be drawn upon in one or more drafts not exceeding, in the aggregate, the amount available hereunder.

We hereby issue this Letter of Credit in your favor, and we hereby undertake to honor all drafts drawn under and in compliance with the terms of this Letter of Credit.

This Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practices for Documentary Credits (1993 Revision) International Chamber of Commerce Publication 500.

Authorized Signature
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EXECUTION VERSION

ATTACHMENT 1

[TRANSFER FORM - to be provided by Bank]

48

EXECUTION VERSION

EXHIBIT F

TENANT’S SIGN

(please see attached)

49

EXECUTION VERSION

EXHIBIT G

FORM OF NOTICE OF LEASE

In accordance with the provisions of Massachusetts General Laws, Chapter 183, Section 4, as amended, notice is hereby given of that certain lease (the “Lease”), dated as of December        , 2016, for certain premises located in the Building (as defined below) located on the Site (as defined below) located at 85 School Street, Watertown, Massachusetts, by and between SDC WATERTOWN PARTNERS, LLC, a Delaware limited liability company, as Landlord, and MARKFORGED, INC, a Delaware corporation, as Tenant.

Parties to the Lease:

Landlord:        SDC WATERTOWN PARTNERS, LLC, a Delaware limited liability company  having an address of c/o KS Partners, LLC, 150 East 58 th Street, Suite 2000, New York, New York, 10155

Tenant:           MARKFORGED, INC., a Delaware corporation having an address following the Term Commencement Date (as defined below) at 85 School Street, Watertown, Massachusetts

Date of Execution of Lease:

As of December ___, 2016

Description of Premises:

Approximately 32,000 rentable square feet (the “Premises”) located in a building (the “Building”) on a parcel of land known as 85 School Street, Watertown, Massachusetts (the “Site”), said real property being more particularly described on Exhibit A attached hereto and made a part hereof. The Premises consist of the entirety of the Building.

The Premises are leased by Landlord to Tenant together with certain exclusive and non-exclusive rights to use the facilities and common areas, subject to and in accordance with the terms of the Lease.

Original Term of the Lease:

The Term of this Lease will be six (6) years and two (2) months, commencing on June 1, 2017 and expiring on July 31, 2023.

Extension Option:

Tenant has the option to extend the term of the Lease for one (1) five (5) year period, as more particularly set forth in the Lease.

50

EXECUTION VERSION

Parking:

Subject to the terms and provisions of the Lease, Tenant has the non-exclusive right to use in common with others on an unreserved, first-come, first-serve basis, up to eighty (80) parking spaces in the parking areas serving the Building, subject to Landlord’s reasonable rules and regulations as set forth in this Lease.

Miscellaneous:

This Notice of Lease is executed pursuant to Section 13 of the Lease, and is subject to all of the covenants, conditions and terms set forth in the Lease, which are incorporated herein and made a part hereof by reference, to the same extent as if all of the terms, covenants and conditions thereof were set forth in full herein. This Notice of Lease is not intended to modify, amend, alter or vary the terms and conditions of the Lease. To the extent that there are inconsistencies between the Lease and this Notice of Lease, the Lease shall govern. A full and complete copy of the Lease is on file at the respective offices of both the Landlord and Tenant.

[SIGNATURES ON FOLLOWING PAGE]

51

EXECUTION VERSION

WITNESS the execution hereof as a sealed instrument as of the                     day of                        2016.

LANDLORD:

SDC WATERTOWN PARTNERS, LLC,
a Delaware limited liability company

By:	CHW MANAGER, LLC,
a Delaware limited liability company

By:
Kambiz Shahbazi, Manager

TENANT:

MARKFORGED, INC., a Delaware corporation

By:
Name:
Title:
Hereunto duly authorized

1

EXECUTION VERSION

COMMONWEALTH OF MASSACHUSETTS

                                     , ss

On this                   day of                       2016 before me, the undersigned notary public, personally appeared the above named Kambiz Shahbazi, Manager of CHW Manager, LLC, the Manager of SDC WATERTOWN PARTNERS, LLC, proved to me through satisfactory evidence of identification, which was                                  , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public
My commission expires:

COMMONWEALTH OF MASSACHUSETTS

                                     , ss

On this                 day of                       2016 before me, the undersigned notary public, personally appeared the above named                             ,                              of MARKFORGED, INC., proved to me through satisfactory evidence of identification, which was                            __________   , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that s/he signed it voluntarily for its stated purpose.

Notary Public
My commission expires:

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EXECUTION VERSION

EXHIBIT A TO NOTICE OF LEASE

Legal Description

The land with the buildings thereon, situated in Watertown, Middlesex County, Massachusetts and being more particularly described as follows:

PARCEL ONE: (85 School Street)

Two parcels of land which together are commonly known as 85 School Street, Watertown, Middlesex County, Massachusetts:

Parcel 1

A certain parcel of land with the buildings thereon situated in Watertown, being shown as Lot A on a plan entitled “Plan of land in Watertown, Mass.” dated October 15, 1945 by Fred A. Joyce, Surveyor duly recorded with Middlesex South District Deeds in Book 6903, Page 498, being bounded and described as follows:

NORTHWESTERLY	by School Street, two hundred ten and 54/100 (2l0.54) feet;

NORTHEASTERLY	by Cypress Street, one hundred forty (140.00) feet;

SOUTHEASTERLY	by Lots B and C on said plan two hundred thirty-seven and 19/100 (237.19) feet;

SOUTHERLY	by said Lot B, seventy-eight and 33/100 (78.33) feet; and

SOUTHEASTERLY	by land now or formerly of Tomasian, forty-seven and 39/100 (47.39) feet.

Containing 27,976 square feet of land.

Parcel 2

A certain parcel of land situated in said Watertown and bounded:

Beginning at a point on the easterly side of School Street 86.98 feet northerly from the end of a curved line of 15’ radius at the comer of School Street and Dexter Avenue; thence running easterly along land now or formerly of Sprague 52.41 feet; thence turning and running northwesterly by land of Walker et al, Trustees, 47.39 feet; thence turning and running southerly along School Street 22.54 feet, being a triangular piece of land containing 534 square feet.

Being any or all of said measurement more or less.

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EXECUTION VERSION

PARCEL TWO: (60-64 Cypress Street)

Two parcels of land situated on the northerly side of Cypress Street, known and numbered as 60-64 Cypress Street, Watertown, Middlesex County, Massachusetts.

Said two parcels are shown as lots “X’’ and “Y’’ on a plan entitled “Plan Showing Subdivision of Land in Watertown, Mass., McGann and McHugh Land Surveyors, October 29, 1958,” said plan being recorded in said Deeds Book 9265, Page 476, bounded and described as follows:

Lot “X”

Southwesterly by Cypress Street, forty-six and 25/100 (46.25) feet;

Westerly by Lot A, as shown on said plan, one hundred (100) feet;

Northerly by Lot 31 and Lot A, as shown on said plan, forty-six and 25/100 (46.25) feet; and

Easterly by Lot “Y”, as shown on said plan, one hundred (100) feet.

Said lot containing 4,625 square feet of land, being the greater portion of lot 10 as shown on a plan by Walter C. Stevens, Civil Engineer, recorded in Book of Plans 104, as Plan 46.

Lot “Y”

Southerly by Cypress Street, forty-six and 25/100 (46.25) feet;

Westerly by Lot “X”, as shown on said plan, one hundred (100) feet;

Northerly by Lot A, as shown on said plan, (by Lot 30 as shown on plan of Walter C. Stevens) forty-six and 25/100 (46.25) feet; and

Easterly by lots 28 and 29, on said plan, one hundred (100) feet.

Said lot containing 4,625 square feet of land, being the greater portion of lot 1 as shown on a plan by Walter C. Stevens, Civil Engineer, recorded in Book of Plans 104, Plan 46.

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